UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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KURA SUSHI USA, INC.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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December 18, 2020

To Our Stockholders:

You are cordially invited to attend via webcast the 2021 Annual Meeting of Stockholders of Kura Sushi USA, Inc. (the “Company”), which will be held on January 29, 2021, at 10:00 a.m. local time. This year’s Annual Meeting (“Annual Meeting”) will be a virtual meeting of stockholders, which means that you will be able to participate in the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/KRUS2021. You will not be able to attend the Annual Meeting in person.

The matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, which you are urged to read carefully.

We have elected to take advantage of Securities and Exchange Commission (“SEC”) rules that allow us to furnish proxy materials to certain stockholders on the Internet. On or about the date of this letter, we began mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to stockholders of record at the close of business on December 8, 2020. At the same time, we provided those stockholders with access to our online proxy materials and filed our proxy materials with the SEC. We believe furnishing proxy materials to our stockholders on the Internet will allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. If you have received the Notice, you will not receive a printed copy of the proxy materials unless you request it by following the instructions for requesting such materials contained in the Notice.

Your vote is important. Please cast your vote as soon as possible over the Internet, by telephone, or by completing and returning the enclosed proxy card in the postage-prepaid envelope so that your shares are represented. Your vote will mean that you are represented at the Annual Meeting regardless of whether or not you attend the meeting via webcast. Returning the proxy does not deprive you of your right to attend the meeting via webcast and to vote your shares during the Annual Meeting.

Your continued support in our Company is greatly appreciated.

Sincerely

Hajime Uba
President and Chief Executive Officer

KURA SUSHI USA, INC.

17461 DERIAN AVENUE, SUITE 200

IRVINE, CALIFORNIA 92614

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Kura Sushi USA, Inc. will be held on January 29, 2021, at 10:00 a.m. local time. As a result of the public health and travel risks and concerns due to the COVID-19 pandemic, the Annual Meeting will be a virtual meeting of stockholders, which means that you will be able to participate in the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/KRUS2021. You will not be able to attend the Annual Meeting in person. Please read carefully the sections in the Proxy Statement on attending via webcast and voting at the Annual Meeting to ensure that you comply with these requirements.

The purposes of the meeting are:

1. To elect the five directors named in the Proxy Statement, each to serve until the 2022 Annual Meeting of Stockholders of Kura Sushi USA, Inc. and until his or her successor shall have been duly chosen and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.

2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending on August 31, 2021;

3. To approve the proposed amendments to the Company’s 2018 Incentive Compensation Plan, as more fully described in the accompanying Proxy Statement;

4. To transact such other business as may properly come before the meeting or any adjournment or postponement hereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Stockholders of record at the close of business on December 8, 2020 are entitled to notice of, and to vote at the Annual Meeting and any subsequent adjournments or postponements. A list of these stockholders will be available for inspection for 10 days preceding the Annual Meeting at our offices. If you would like to inspect the list, please contact our Corporate Secretary at our corporate headquarters at 17461 Derian Avenue, Suite 200, Irvine, California 92614, telephone number 949-604-7168, to arrange a visit to our offices. In addition, the list of stockholders will be available for viewing by stockholders during the virtual Annual Meeting. Beginning on or about December 18, 2020, we will send to our stockholders a Notice of Internet Availability of Proxy Materials (“Notice”) with instructions on how to access our proxy materials over the Internet and how to vote. The Notice contains instructions on how to access the Proxy Statement, our fiscal year 2020 Annual Report on Form 10-K and the form of proxy on the Internet, as well as instructions on how to request a paper copy of the proxy materials.

It is important that your common stock be represented at the Annual Meeting whether or not you are personally able to attend via webcast. Our proxy tabulator, Broadridge Financial Solutions, Inc., must receive your proxy card no later than 11:59 p.m., Eastern Time on January 28, 2021.

Please read carefully the sections in the Proxy Statement on attending via webcast and voting at the Annual Meeting to ensure that you comply with these requirements.

By Order of the Board of Directors

Steven H. Benrubi
Chief Financial Officer, Treasurer and Secretary

Irvine, California

December 18, 2020

Whether or not you expect to attend the meeting via webcast, please vote via the Internet, by telephone, or complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares may be represented at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JANUARY 29, 2021: THIS PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K ARE AVAILABLE AT www.proxyvote.com.

KURA SUSHI USA, INC.

Proxy Statement

For the Annual Meeting of

Stockholders To Be Held on January 29, 2021

KURA SUSHI USA, INC.

17461 DERIAN AVENUE, SUITE 200

IRVINE, CALIFORNIA 92614

PROXY STATEMENT

THE MEETING

The accompanying proxy is solicited on behalf of the Board of Directors (the “Board of Directors” or the “Board”) of Kura Sushi USA, Inc., a Delaware corporation (the “Company”), for use at the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on January 29, 2021, at 10:00 a.m. local time via live webcast by visiting www.virtualshareholdermeeting.com/KRUS2021. The Notice of Internet Availability of Proxy Materials was first furnished to stockholders on or about December 18, 2020. An Annual Report on Form 10-K for the year ended August 31, 2020 (“Annual Report”) is enclosed with this Proxy Statement. An electronic copy of this Proxy Statement and Annual Report are available at www.proxyvote.com.

Attending the Virtual Annual Meeting

We will be hosting the Annual Meeting live via the Internet. You will not be able to attend the Annual Meeting in person. Any stockholder can listen to and participate in the Annual Meeting live via the Internet at www.virtualshareholdermeeting.com/KRUS2021. The webcast will start at 10:00 a.m. (Pacific Time), on January 29, 2021. Stockholders may vote and submit questions while connected to the Annual Meeting on the Internet.

Instructions on how to connect and participate in the Annual Meeting, including how to demonstrate proof of ownership of our common stock, are posted at www.virtualshareholdermeeting.com/KRUS2021. If you do not have your 16-digit control number that is printed in the box marked by the arrow on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials), you will only be able to listen to the Annual Meeting.

Voting Rights, Quorum and Required Vote

Only holders of record of our Class A and Class B common stock at the close of business on December 8, 2020, which is the record date, will be entitled to vote at the Annual Meeting. At the close of business on December 8, 2020, we had 8,365,221 shares of common stock outstanding and entitled to vote, of which 7,365,171 shares were Class A common stock and 1,000,050 shares were Class B common stock. On all matters to be voted on by stockholders, holders of our Class A common stock are entitled to one vote per share while holders of our Class B common stock are entitled to ten votes per share. Holders of our Class A common stock and Class B common stock will vote together as a single class on all matters described in this proxy statement.

A quorum is required for our stockholders to conduct business at the Annual Meeting. The holders of a majority in voting power of all issued and outstanding stock entitled to vote at the Annual Meeting, present either in person via webcast or represented by proxy, will constitute a quorum for the transaction of business; provided that, where a separate vote by a class or series is required, the holders of a majority in voting power of all issued and outstanding stock of such class or series entitled to vote on such matter, present either in person via webcast or represented by proxy, shall constitute a quorum entitled to take action with respect to such matter. Abstentions and “broker non-votes” (described below) will be counted in determining whether there is a quorum.

For Proposal No. 1—Election of Directors, directors will be elected by the affirmative vote of the holders of a majority in voting power of the stock entitled to vote at the Annual Meeting, present either in person via webcast or represented by proxy. With respect to each director nominee, abstentions and broker non-votes will count the same as votes against the election of such director nominee.

For Proposal No. 2—Ratification of the Company’s independent registered public accounting firm, the proposal will be approved by the affirmative vote of the holders of a majority in voting power of the stock entitled to vote at the Annual Meeting, present either in person via webcast or represented by proxy. With respect to this proposal, there will not be broker non-votes and abstentions will count the same as votes against the approval of this proposal.

For Proposal No. 3—Adoption of the proposed amendments to the Company’s 2018 Incentive Compensation Plan, the proposal will be approved by the affirmative vote of the holders of a majority in voting power of the stock entitled to vote at the Annual Meeting, present either in person via webcast or represented by proxy. With respect to this proposal, abstentions and broker non-votes will count the same as votes against the approval of this proposal.

Voting Your Shares

If you are a registered holder, meaning that you hold our stock directly (not through a bank, broker or other nominee), you may vote in person via webcast at the Annual Meeting or vote by completing, dating and signing the accompanying proxy and promptly returning it in the enclosed envelope, by telephone, or electronically through the Internet by following the instructions included on your proxy card. All signed, returned proxies that are not revoked will be voted in accordance with the instructions contained therein. Signed proxies that give no instructions as to how they should be voted on a particular proposal at the Annual Meeting will be counted as votes “for” such proposal, or in the case of the election of the directors, as a vote “for” election of each of the nominees presented by the Board.

If your shares are held through a bank, broker or other nominee, you are considered the beneficial owner of those shares. You may be able to vote by telephone or electronically through the Internet in accordance with the voting instructions provided by that nominee. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. If you do not provide voting instructions to your broker in advance of the Annual Meeting, New York Stock Exchange rules grant your broker discretionary authority to vote on “routine” proposals. Where a proposal is not “routine,” a broker who has received no instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal, and the unvoted shares are referred to as “broker non-votes.” Among the proposals to be voted on at the Annual Meeting, Proposal No. 2 is deemed “routine”. Proposal No. 1 and Proposal No. 3 are not “routine” proposals.

In the event that sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the Chairman of the Annual Meeting may adjourn the Annual Meeting to permit further solicitations of proxies.

The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. Stockholders voting via the telephone or Internet should understand that there may be costs associated with telephonic or electronic access, such as usage charges from telephone companies and Internet access providers, that must be borne by the stockholders.

Expenses of Solicitation

The expenses of any solicitation of proxies to be voted at the Annual Meeting will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and its directors, officers or employees (for no additional compensation) may also solicit proxies in person, by telephone or email. Following the original mailing of the proxies and other soliciting materials, the Company will request that banks, brokers and other nominees forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. We will reimburse banks, brokers and other nominees for reasonable charges and expenses incurred in forwarding soliciting materials to their clients.

Revocability of Proxies

Any person submitting a proxy has the power to revoke it prior to the Annual Meeting or at the Annual Meeting. A proxy may be revoked by a writing delivered to the Company stating that the proxy is revoked, by a subsequent proxy that is submitted via telephone or Internet no later than 11:59 p.m. eastern time (ET) on January 28, 2021, by a subsequent proxy that is signed by the person who signed the earlier proxy and is delivered before or at the Annual Meeting, or by attendance via webcast at the Annual Meeting and voting in person electronically. In order for beneficial owners to change any of your previously provided voting instructions, you must contact your bank, broker or other nominee directly.

Delivery of Documents to Stockholders Sharing an Address

We have adopted a procedure approved by the Securities and Exchange Commission (“SEC”) called “householding” under which multiple stockholders who share the same address will receive only one copy of the Annual Report, Proxy Statement, or Notice of Internet Availability of Proxy Materials, as applicable, unless we receive contrary instructions from one or more of the stockholders. If you wish to opt out of householding and receive multiple copies of the proxy materials at the same address, you may do so by notifying us by telephone at (657) 333-4100, by email at investor@kurausa.com, or by mail at Kura Sushi USA, Inc. at 17461 Derian Avenue, Suite 200, Irvine, California 92614, and we will promptly deliver the requested materials. You also may request additional copies of the proxy materials by notifying us by telephone or in writing at the same telephone number, email address, or address. Stockholders with shares registered in the name of a brokerage firm or bank may contact their brokerage firm or bank to request information about householding.

Beginning on or about December 18, 2020, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials with instructions on how to access our proxy materials over the Internet and how to vote. If you received a notice and would prefer to receive paper copies of the proxy materials, you may notify us by telephone, email or mail at the telephone number, email address and mailing address provided above.

Explanatory Note

We are an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). For as long as we are an emerging growth company, we will not be required to provide an auditor’s attestation report on management’s assessment of the effectiveness of our system of internal control over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act of 2002, or obtain stockholder approval of any golden parachute payments not previously approved. In addition, because we are an emerging growth company, we are not required to include a Compensation Discussion and Analysis section in our proxy statements and we may comply with the scaled-down executive compensation disclosure requirements applicable to emerging growth companies. We have elected to include a Compensation Discussion and Analysis section in this Proxy Statement.

We could be an emerging growth company for up to five years from August 5, 2019, the completion of our initial public offering (“IPO”), or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1 billion, (ii) the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which would occur at the end of the fiscal year during which the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter, or (iii) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three year period. Under Section 107(b) of the JOBS Act, emerging growth companies may delay adopting new or revised accounting standards until such time as those standards apply to private companies. We have irrevocably elected not to avail ourselves of this exemption from new or revised accounting standards and, therefore, we are subject to the same new or revised accounting standards as other public companies that are not emerging growth companies.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

The Company’s Board of Directors is presently comprised of five members. These directors are elected by the stockholders at each annual meeting to serve until the next annual meeting following their election. The Company’s Board of Directors consists of Shintaro Asako, Kim Ellis, Seitaro Ishii, Hiroyuki Okamoto and Hajime Uba, each of whom stand for re-election at the Annual Meeting.

Each of the nominees for election is currently a director of the Company. If elected at the Annual Meeting, each of the nominees would serve until the next annual meeting and until his or her successor shall have been duly chosen and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal. If any of the nominees are unable or unwilling to be a candidate for election by the time of the Annual Meeting (a contingency which the Board does not expect to occur), the stockholders may vote for a substitute nominee chosen by the present Board to fill the vacancy. In the alternative, the stockholders may vote for just the remaining nominees, leaving a vacancy that may be filled at a later date by the Board. Alternatively, the Board may reduce the size of the Board.

The names of the nominees for election as directors at the Annual Meeting, and certain information about them, including their ages as of December 18, 2020, are included below.

Nominees	Age	Position	Year Appointed	Term Expiration	Expiration of Term for which Nominated
Shintaro Asako(1)(2)(3)	46	Director	2019	2021	2022
Kim Ellis(1)(2)(4)	54	Director	2019	2021	2022
Seitaro Ishii(1)(2)	73	Director	2018	2021	2022
Hiroyuki Okamoto	59	Director	2020	2021	2022
Hajime Uba(4)	43	President, Chief Executive Officer, interim Chief Operating Officer, Director and Chairman of the Board	2017	2021	2022

(1)	Member of the Audit Committee.
(2)	Member of Compensation Committee.
(3)	Lead Independent Director.
(4)	Member of Strategy and Development Committee.

Nominees for Election as Directors

Shintaro Asako has served as a member of our Board of Directors since the completion of our initial public offering on August 5, 2019. He is the founder and Chief Executive Officer of Bulldog Advisory Inc., a California professional firm specializing in board and executive consultation services, where he has served in such capacity since August 2019. From 2011 to July 2019, he served in various management capacities with DeNa Co., Ltd., a developer of mobile game and online services, including as Chief Financial Officer and regional Chief Executive Officer & Chief Financial Officer of its western operations. From 2006 through 2011, Mr. Asako served as the Chief Financial Officer at MediciNova, Inc. Prior to his services with MediciNova, Inc., Mr. Asako held various positions at KPMG LLP and Arthur Andersen LLP, providing a variety of audit, tax, and business consulting services to multinational clients. Mr. Asako currently serves on various public and private company boards of directors, including 7-Eleven, Inc., Kubota Pharmaceutical Holdings Co., Ltd., Inglewood Co., Ltd., and Medmain, Inc. Mr. Asako holds a Bachelor of Science from the University of Southern California Leventhal School of Accounting and is a certified public accountant from the state of California. Mr. Asako possesses strong knowledge and experience in financial management, strategic planning as well as background in regulations for publicly listed companies both in the United States and Japan, making him qualified to serve as a member of our Board of Directors.

Kim Ellis has served as a member of our Board of Directors since December 1, 2019. She currently serves as Development Consultant for Artizen Advisors, a consulting firm providing strategy and growth advisory services to retail and restaurant companies. She also served as Chief Development Officer for iFLY Indoor Skydiving from September 2018 to August 2019, as Chief Development Officer for Piada Italian Street Food from August 2015 to January 2018, and as Senior Vice President of Development for Regis Corporation from 2011 to 2014. From 2006 to 2011, Ms. Ellis served as Executive Vice President of Development for Panda Restaurant Group, where she led the company’s growth and development endeavors and was instrumental in expanding the Panda Express brand by over 500 locations. Ms. Ellis holds a Bachelor of Science in business from George Mason University and is an active Member of the Board of Trustees of the International Council of Shopping Centers. Ms. Ellis’ over 30 years of development experience leading the growth of various retail and restaurant companies provide her with the qualifications and skills to serve as a member of our Board of Directors.

Seitaro Ishii has served as a member of our Board of Directors since October 1, 2018. He is the founder and Chief Executive Officer of IIOSS K.K., a Japanese professional consulting services firm specializing in organizational development and financial management (“IIOSS”), where he has served in such capacity since 2008. From 1980 to 2005, he served in various management capacities with Applied Materials, Inc., a semiconductor equipment company, including as Regional Chief Financial Officer in Japan as well as positions within global human resources and global operations. Prior to his service with Applied Materials, Inc., Mr. Ishii served as an internal audit manager for Gulf & Western, Inc. and prior to that as a staff accountant with Peat Marwick & Mitchell, predecessor to KPMG LLP. Mr. Ishii holds a Bachelor of Business Administration from Pace University. Mr. Ishii possesses extensive expertise in organizational development and financial management, making him qualified to serve as a member of our Board of Directors.

Hiroyuki Okamoto has served as a member of our Board of Directors since September 1, 2020. He currently serves as the Chief Communications Officer of our parent company, Kura Sushi, Inc., beginning in 2018. From 2012 to 2018, he served as the General Manager of Corporate Communications for Ezaki Glico Co., Ltd., a Japanese food manufacturing company, where he oversaw messaging for domestic and overseas markets. From 1984 to 2011, Mr. Okamoto served various capacities for Sanyo Electric Co., Ltd., ultimately becoming their Head of Global Communications. Mr. Okamoto holds a Bachelor of Arts from University of Osaka. Mr. Okamoto possesses extensive knowledge of our business and industry and years of executive experience in the area of internal and external communications to develop and maintain a company’s culture, values and reputation, making him qualified to serve as a member of our Board of Directors.

Hajime “Jimmy” Uba has served as President and Chief Executive Officer of the Company since 2008 and became a member of our Board of Directors in October 2017. Mr. Uba has also served as interim Chief Operating Officer of the Company since August 26, 2020. He joined the Company’s parent, Kura Sushi, Inc. (“Kura Japan”), in 2000 and in 2008 was selected to establish and grow the Company. From 2004 to 2008, Mr. Uba headed operations for Kura Japan, where he oversaw operations for Eastern and Western Japan. During this time, Mr. Uba was responsible for the expansion of the Kura brand into Eastern Japan and managed over 100 restaurants. From 2000 to 2004, Mr. Uba spent three years as a restaurant manager and one year as a regional manager. During his tenure, Kura Japan grew from approximately 30 to 180 restaurant locations. He holds a Bachelor of Arts from Kansai University in Japan. Mr. Uba possesses extensive knowledge of all facets of our business and operations, as well as a deep understanding of our history and culture, making him qualified to serve as a member of our Board of Directors.

Vote Required

Directors will be elected by the affirmative vote of the holders of a majority in voting power of the stock entitled to vote at the Annual Meeting, present either in person via webcast or represented by proxy. With respect to each director nominee, abstentions and broker non-votes will count the same as votes against the election of such director nominee.

The Board of Directors recommends a vote FOR the election of each of the nominated directors.

Unless you instruct otherwise on your proxy card or by telephone or Internet voting instructions, your proxy will be voted in accordance with the Board’s recommendation.

BOARD MATTERS

Family Relationships

There are no family relationships among any of our directors or executive officers.

Corporate Governance and Board Structure

Our Board of Directors currently consists of five members. Our amended and restated certificate of incorporation provides that our Board of Directors shall consist of at least three directors but not more than eleven directors and the authorized number of directors may be fixed from time to time by resolution of our Board of Directors. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the first annual meeting following election. The authorized number of directors may be changed by resolution of the Board of Directors. Vacancies on the Board of Directors can be filled by resolution of the Board of Directors. Hajime Uba serves as the Chairman of our Board of Directors. Based on the corporate governance rules of the Nasdaq Stock Market, Mr. Asako, Ms. Ellis, Mr. Ishii and Mr. Okamoto are independent directors.

In evaluating a director candidate’s qualifications, we will assess whether a candidate possesses the integrity, judgment, knowledge, experience, skills and expertise that are likely to enhance our ability, as well as the ability of our Board’s committees, to manage and direct our affairs and business. In addition, our corporate governance guidelines require our Board of Directors to consider diversity in identifying potential director nominees with a diverse mix of experience, qualifications, attributes or skills, including, but not limited to, work experiences, military service, geography, age, gender, race, ethnicity, disability, sexual orientation and other distinctions between directors. In addition, any search firm engaged to assist our Board of Directors to identify candidates for nomination to the Board of Directors will be specifically directed to include diverse candidates generally, and multiple women candidates in particular. Annually, the Board of Directors will review and assess the effectiveness of its diversity initiative. Our directors hold office until the earlier of their death, resignation, retirement, disqualification or removal or until their successors have been duly elected and qualified.

Board Committees

Our Board of Directors has three standing committees: an Audit Committee, a Compensation Committee and a Strategy and Development Committee. Each of the committees will report to the Board of Directors as they deem appropriate, and as the Board of Directors may request. In the future, our Board of Directors may establish other committees, as it deems appropriate, to assist it with its responsibilities. As a “controlled company” for the purposes of the Nasdaq Stock Market, we are exempted from the requirement that we have a Nominating and Corporate Governance Committee that is composed entirely of independent directors. We currently do not have a Nominating and Corporate Governance Committee and all our directors participate in the consideration of director nominees.

Each existing committee has the composition, duties and responsibilities described below.

Audit Committee

Our Audit Committee provides assistance to the Board of Directors in fulfilling its oversight responsibilities regarding the integrity of financial statements, our compliance with applicable legal and regulatory requirements, the integrity of our financial reporting processes including its systems of internal accounting and financial controls, independent accountants and our financial policy matters by approving the services performed by our independent accountants and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The Audit Committee also oversees the audit efforts of our independent accountants and takes action as it deems necessary to satisfy itself that the accountants are independent of management. The Audit Committee held seven meetings and acted through two unanimous written consents in fiscal year 2020.

Our Audit Committee consists of Mr. Ishii, Mr. Asako and Ms. Ellis. Our Board of Directors has affirmatively determined that Mr. Ishii, Mr. Asako and Ms. Ellis meet the definition of “independent directors” for the purposes of serving on an Audit Committee under applicable SEC and Nasdaq Stock Market rules. In addition, Mr. Asako will qualify as our “audit committee financial expert,” as such term is defined in Item 407 of Regulation S-K. Our Board of Directors adopted a written charter for the Audit Committee, which is available on our corporate website at www.kurasushi.com.

Compensation Committee

The Compensation Committee oversees our overall compensation structure, policies and programs, and assesses whether our compensation structure establishes appropriate incentives for officers and employees. The Compensation Committee reviews and approves corporate goals and objectives relevant to compensation of our chief executive officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives, sets the compensation of these officers based on such evaluations and reviews and recommends to the Board of Directors any employment-related agreements, any proposed severance arrangements or change in control or similar agreements with these officers. The Compensation Committee also grants stock options and other awards under our stock plans. The Compensation Committee will review and evaluate, at least annually, the performance of the Compensation Committee and its members and the adequacy of the charter of the Compensation Committee. Mr. Ishii provided certain management consulting services to us through IIOSS, a company controlled by Mr. Ishii, which included, among other things, assisting the Company in matters related to executive officer compensation. The Compensation Committee held four meetings and acted through one unanimous written consent in fiscal year 2020.

Our Board of Directors adopted a written charter for the Compensation Committee, which is available on our corporate website at www.kurasushi.com. As a controlled company, we may rely upon the exemption from the requirement that we have a Compensation Committee composed entirely of independent directors, although our Board of Directors has affirmatively determined that Mr. Ishii, Mr. Asako and Ms. Ellis meet the definition of “independent directors” for purposes of serving on a Compensation Committee under applicable Nasdaq Stock Market rules.

Strategy and Development Committee

The Strategy and Development Committee oversees the Company’s development initiatives, including strategic decisions with respect to new restaurant expansion and growth in sales. The Strategy and Development Committee currently consists of Ms. Ellis and Mr. Uba. The Strategy and Development Committee held two meetings in fiscal year 2020.

Risk Oversight

Our Board of Directors is currently responsible for overseeing our risk management process. Our Board of Directors focuses on our general risk management strategy and the most significant risks facing us and ensures that appropriate risk mitigation strategies are implemented by management. The Board of Directors is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions.

Our Board of Directors does not have a standing risk management committee, but rather we administer this oversight function directly through our Board of Directors as a whole, as well as through various standing committees of our Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, our Audit Committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures and our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage unnecessary risk-taking. In addition, our Audit Committee considers and approves or disapproves any related party transactions.

Our management is responsible for day-to-day risk management. This oversight includes identifying, evaluating, and addressing potential risks that may exist at the enterprise, strategic, financial, operational, compliance and reporting levels.

Risk and Compensation Policies

We have analyzed our compensation programs and policies and have determined those programs and policies are not reasonably likely to have a material adverse effect on us. The Company’s compensation programs and policies mitigate risk by combining performance-based, long-term compensation elements with payouts that are highly correlated to the value delivered to stockholders. The combination of performance measures for annual bonuses and the equity compensation programs for executive officers, as well as the multi-year vesting schedules for equity awards encourage employees to maintain both a short-term and a long-term view with respect to Company performance.

Leadership Structure of the Board of Directors

The positions of Chairman of the Board and Chief Executive Officer are presently the same person. As our amended and restated bylaws and corporate governance guidelines do not require that our Chairman and Chief Executive Officer positions be separate, our Board of Directors believes that having positions be held by the same person is the appropriate leadership structure for us at this time. In addition, we currently have a separate lead independent director. Our lead independent director is Shintaro Asako. In that role, he coordinates the activities of the independent directors, chairs executive sessions of the independent directors, and serves as the principle liaison between management and the independent directors of the Board. We do not have a formal policy regarding having a separate lead independent director.

As of the date of this Proxy Statement, we have determined that the leadership structure of our Board of Directors has permitted our Board of Directors to fulfill its duties effectively and efficiently and is appropriate given the size and scope of our Company and its financial condition.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee has ever been an officer or employee of the Company. Except for Manabu Kamei, who served as our Chief Operating Officer in fiscal year 2020 until August 26, 2020, none of our executive officers currently serves or in fiscal year 2020 has served as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee. Mr. Kamei has served as a member of the board of directors of Kura Japan, but does not currently serve, nor in fiscal year 2020 has served, on the Compensation Committee (or other board committee performing equivalent functions) of Kura Japan.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all of our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer and those officers and employees responsible for financial reporting. The full text of our code of business conduct and ethics is posted on the investor relations section of our website at www.kurasushi.com. We intend to disclose future amendments to our code of business conduct and ethics, or any waivers of their provisions that we grant to our directors or executive officers on our website.

Director Compensation

In November 2019, we adopted a non-employee director compensation plan covering non-employee directors. Under the plan, each non-employee director covered by the plan will receive an annual cash retainer and an annual grant of stock options for board service, and if such non-employee director serves as a committee chair or a lead independent director, an additional annual cash retainer for such committee chair or lead independent director service. The Board has currently fixed the cash retainer for board service at $40,000 per year, the cash retainer for service as a committee chair at $20,000 to $25,000 per year and the cash retainer for service as a lead independent director at $20,000 per year. Each non-employee director will also receive the annual retainer stock option issued under the 2018 Incentive Compensation Plan with the value of $40,000 on the grant date. Such grant will have the other terms provided for in the 2018 Incentive Compensation Plan and the award agreement providing for such grant. Directors who are also employees, such as Mr. Uba and Mr. Kamei, a former director on our Board during fiscal year 2020, have not and will not receive any compensation for their services as directors.

On August 27, 2020, the Board appointed Hiroyuki Okamoto as a director who commenced his service on September 1, 2020.  As compensation for his director service, Mr. Okamoto will be entitled to an annual retainer of $40,000, comprised of $20,000 payable in cash and $20,000 payable in the form of Company stock options granted under the Company’s 2018 Incentive Compensation Plan.

Directors have been and will continue to be reimbursed for travel, food, lodging and other expenses directly related to their activities as directors, including expenses incurred in attending board meetings. Directors are also entitled to the protection provided by their indemnification agreements and the indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws, as well as the protection provided by director and officer liability insurance provided by us.

The following table sets forth information concerning the compensation of our non-employee directors for the fiscal year ended August 31, 2020. Due to an inadvertent error in calculating the amount of annual retainer stock options for fiscal year 2020, these directors each received annual retainer stock options valued at $30,000. The Company paid each such director $10,000 in cash as a replacement for the stock options of the same value owed under their annual retainer stock options. These directors also each received stock options to purchase 5,000 shares as a recruitment bonus in fiscal year 2020. On July 7, 2020, the Board elected to reduce its non-employee director cash retainer fees by 15% effective for six months beginning on July 1, 2020. Due to COVID-19’s ongoing impact on our business, on December 4, 2020, the Board elected to reduce its non-employee director cash retainer by 15% effective for an additional three months beginning on January 1, 2021.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Shintaro Asako	$96,627	$88,359	$184,986
Kim Ellis	$53,500	$88,359	$141,859
Seitaro Ishii	$78,502	$88,359	$166,861

Board Meetings

During fiscal year 2020, the Board of Directors held eight meetings and acted through two unanimous written consents. Each of our directors attended all meetings of the Board of Directors and meetings held by any of the Committees of the Board on which such director served.

Anti-Hedging Policy

Our Policy Regarding Insider Trading, Tipping and Other Wrongful Disclosures and Guidelines With Respect To Certain Transactions in Securities of Kura Sushi USA, Inc. prohibits our employees, directors, officers, consultants and contractors from engaging in the following transactions involving the Company’s securities: short sales, hedging transactions, short-term trading, transactions in publicly traded options and standing and limit orders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of any class of our common stock as of December 8, 2020 for:

•	each stockholder known by us to be the beneficial owner of more than 5% of any class of our outstanding shares of common stock;
•	each of our directors;
•	each of our named executive officers; and
•	all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of our common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership in the following table is based on 8,372,221 shares of common stock outstanding as of December 8, 2020 (of which 7,372,171 shares were Class A common stock and 1,000,050 shares were Class B common stock), unless otherwise indicated in the footnotes below. In computing the number of shares of common stock beneficially owned by a person or entity and the percentage ownership of that person or entity, we deemed to be outstanding all shares of common stock subject to options or other convertible securities held by that person or entity that are currently exercisable or exercisable within 60 days of December 8, 2020. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Kura Sushi USA, Inc. at 17461 Derian Avenue, Suite 200, Irvine, California 92614.

As of December 8, 2020, Kura Japan beneficially owned 1,000,050 shares of Class B common stock, which represented 100% of the outstanding shares of Class B common stock on that date. Class B common stock has the same rights as the Class A common stock except for (i) certain conversion rights and (ii) on all matters to be voted on by stockholders, holders of our Class A common stock are entitled to one vote per share while holders of our Class B common stock are entitled to ten votes per share.

	Shares of Class A Common Stock Beneficially Owned		Shares of Class B Common Stock Beneficially Owned		Total Voting Power
Name and Address of Beneficial Owner	Number	Percentage	Number	Percentage	Beneficially Owned
Greater than 5% Stockholders:
Kura Japan(1)	4,000,000	54.3%	1,000,050	100%	80.6%

Executive Officers and Directors:
Shintaro Asako(2)	3,647	*	—	—	*
Steven Benrubi(3)	7,000	*	—	—	*
Kim Ellis(2)	3,647	*	—	—	*
Seitaro Ishii(2)	3,647	*	—	—	*
Manabu Kamei(2)(4)	19,941	*	—	—	*
Hiroyuki Okamoto	—	*	—	—	*
Koji Shinohara(2)(5)	28,017	*	—	—	*
Hideto Sugimoto(2)(6)	12,557	*	—	—	*
Hajime Uba(2)	56,234	*	—	—	*

All executive officers and directors as a group (9 persons)(2)(3)	134,690	1.8%	—	—	*

*	Indicates ownership of less than one percent.
(1)

The principal business address of Kura Japan is 1035-2 Fukasaka, Naka-ku, Sakai-shi, Osaka 599-8253, Japan. Kunihiko Tanaka is the President of Kura Japan, and in such capacity has voting and investment control over the equity interests held by Kura Japan. Mr. Tanaka disclaims beneficial ownership of the equity interests held by Kura Japan.

(2)	Represents options to purchase shares of Class A common stock exercisable within 60 days.
(3)	Represents Class A common stock restricted stock awards.

(4)	Mr. Kamei served as the Company’s Chief Operating Officer and a member of the Board in fiscal year 2020 until August 26, 2020.
(5)	Mr. Shinohara served as the Company’s Chief Financial Officer in fiscal year 2020 and resigned effective as of November 30, 2020.
(6)

Mr. Sugimoto was serving as an executive officer of the Company at the end of fiscal year 2020 but has no longer been designated an executive officer pursuant to Exchange Act Rule 3b-7 as of November 5, 2020.

EXECUTIVE OFFICERS

The following set forth information regarding the executive officers of the Company as of December 18, 2020:

Name	Age	Position
Hajime Uba	43	President, Chief Executive Officer, interim Chief Operating Officer, Director and Chairman of the Board
Steven Benrubi	54	Chief Financial Officer, Treasurer and Secretary

Hajime “Jimmy” Uba has served as President and Chief Executive Officer of the Company since 2008 and became a member of our Board of Directors in October 2017. Mr. Uba has also served as interim Chief Operating Officer of the Company since August 26, 2020. He joined the Company’s parent, Kura Japan, in 2000 and in 2008 was selected to establish and grow the Company. From 2004 to 2008, Mr. Uba headed operations for Kura Japan, where he oversaw operations for Eastern and Western Japan. During this time, Mr. Uba was responsible for the expansion of the Kura brand into Eastern Japan and managed over 100 restaurants. From 2000 to 2004, Mr. Uba spent three years as a restaurant manager and one year as a regional manager. During his tenure, Kura Japan grew from approximately 30 to 180 restaurant locations. He holds a Bachelor of Arts from Kansai University in Japan. Mr. Uba possesses extensive knowledge of all facets of our business and operations, as well as a deep understanding of our history and culture, making him qualified to serve as a member of our Board of Directors.

Steven Benrubi has served as Chief Financial Officer, Treasurer and Secretary of the Company since 2020. Mr. Benrubi served for five years as Chief Financial Officer for Drybar Holdings LLC, a lifestyle salon and prestige consumer products brand that rapidly grew to operate over 100 company- and franchised-owned locations and to sell haircare products online and through retail partners with over 2,000 outlets throughout the United States. Mr. Benrubi led aspects of the successful sale of Drybar’s products business to Helen of Troy in January 2020, and then joined Helen of Troy’s new Drybar Products division as Interim Head of Finance to support business integration. Prior to Drybar, he was Executive Vice President and Chief Financial Officer of The Wet Seal, Inc. for seven years, where he rebuilt the company’s finance organization and led numerous operations functions. Previously, he held the Vice President and Corporate Controller roles for CKE Restaurants, Inc., the owner of Carl’s Jr. and Hardee’s restaurant brands, and for Domino’s Pizza, Inc. Mr. Benrubi started his career at the public accounting firm Arthur Andersen where he served as a manager in the audit division. Mr. Benrubi holds a Bachelor of Arts, with an Accounting major, from Hillsdale College in Michigan.

COMPENSATION DISCUSSION AND ANALYSIS

Overview and Compensation Philosophy

Our Compensation Committee is responsible for:

•	Reviewing and approving incentive plans and performance objectives;
•	Assessing each executive officer’s performance relative to these targets and objectives;
•	Evaluating the competitiveness of each executive officer’s total compensation package;
•	Approving changes to an executive officer’s compensation elements, including base salary and annual and long-term incentive opportunities and awards; and
•	Designing executive compensation plans and programs.

In making these determinations, the Compensation Committee seeks to ensure that the compensation of our executive officers aligns their interests with the interests of our stockholders, and the Company. The Compensation Committee reviews and approves all forms of incentive compensation and other forms of incentive compensation granted to our executive officers.

Our compensation structure is designed to promote a direct link between pay and performance by appropriately rewarding our executive officers for delivering strong operational performance and creating stockholder value. The Compensation Committee believes the compensation structure design:

•	is competitive with our peer group and competitors for talent;
•	attracts and retains high quality executives;
•	provides stability through conservative, but competitive base salary;
•	aligns our executives’ interests with our business objectives and the long-term interests of our stockholders; and
•	enhances our executives’ focus on actions that increase our stock price and maximize stockholder value, without undue risk.

Role of the Consultants

The Compensation Committee has engaged Pearl Meyer as its independent executive compensation advisor. Pearl Meyer reports directly to the Compensation Committee and does no work for management that is not under the Compensation Committee’s purview. During fiscal year 2020, Pearl Meyer performed analysis and provided recommendations regarding market pay data and competitive-position benchmarking, peer group development, performance measures and goals, program structure, incentive and equity plan design, and the regulatory environment and Company policies as they relate to executive compensation.

Alignment with Stockholder Interests

Our executive compensation program is aligned with stockholder interests. Our executive compensation practices are intended to be straightforward, transparent and reflective of strong corporate governance. Our commitment to corporate governance can be better understood by reviewing the following list of our compensation plan highlights:

•	Conservative pay policy
•	Direct link between pay and performance that aligns business strategies with stockholder value creation
•	Appropriate balance between short- and long-term compensation that discourages short-term risk taking at the expense of long-term results
•	Independent compensation consultant retained by the Compensation Committee to advise on executive compensation matters
•	Clawback policy
•	A minimum vesting requirement of at least one year for all equity awards
•	Double-trigger vesting on all equity awards
•	No dividends paid on unvested stock awards
•	Anti-pledging and hedging policy limiting the pledging and hedging of the Company’s securities by certain individuals with no hardship exemption

Benchmarking Compensation

The Compensation Committee uses a peer group of companies to assess whether our compensation programs are competitive in structure and amount. The Compensation Committee, with the advice of Pearl Meyer, considers several criteria to determine our peer group, such as whether companies (1) are in the same or similar lines of business, (2) compete for the same customers with similar products and services, and (3) have comparable financial characteristic, such as revenue and market capitalization. Our peer group for fiscal year 2020 was as follows:

•	Shake Shack Inc.
•	El Pollo Loco Holdings, Inc.
•	Chuy’s Holdings, Inc.
•	Luby’s Inc.
•	J. Alexander Holdings, Inc.
•	Ark Restaurants Corp.
•	The ONE Group Hospitality, Inc.
•	Flanigan’s Enterprises, Inc.
•	Nathan’s Famous, Inc.
•	BBQ Holdings, Inc.

Elements of Compensation

Our compensation program includes the following components:

Element	Form	Objectives
Base Salary	Cash (Fixed)	Attract and retain our executive officers with fixed cash compensation to provide stability, allowing our executive officers to focus on business objectives
Annual Cash Incentive	Cash (Variable)	Focus and motivate our executive officers to achieve annual corporate financial and operating goals, with an opportunity for upside based on exceptional performance
Long-Term Incentives	Mix of Equity (Variable)	Provide incentives for executives to focus on long-term financial/strategic growth goals that drive stockholder value creation and promote retention

Base Salary

Base salaries for our executive officers are determined by the Compensation Committee and administered to reflect the individual executive’s career experience, contribution to our performance, overall Company performance, as well as the market data as compared to the peer group. During its annual review of base salaries, the Compensation Committee also considers the recommendations of our Chief Executive Officer (except with respect to his own compensation).

In response to unprecedented impact of COVID-19 on our business and the restaurant industry, our Chief Executive Officer and the other named executive officers (as defined in the Company’s definitive proxy statement for the 2020 annual meeting of stockholders), elected to reduce their base salaries by 30% and 15%, respectively, for a period of six months effective July 1, 2020. Due to COVID-19’s ongoing impact on our business, we have elected to extend this executive salary reduction for an additional three-month period.

Annual Cash Incentive

Executive officers are eligible to receive an annual cash performance incentive bonus (“Bonus”) based on our performance against specific financial and strategic objectives. At the beginning of each fiscal year, the Compensation Committee establishes both the performance objectives and the formula for determining potential Bonus payments. Bonuses are payable, if at all, in the first quarter of the fiscal year following the year in which such Bonuses were earned, after the Compensation Committee certifies performance relative to the pre-established objectives.

The Compensation Committee approved our fiscal year 2020 cash bonus plan. Under the 2020 cash bonus plan, the performance metrics consisted only of adjusted EBITDA. The Compensation Committee selected adjusted EBITDA as the financial performance measure because it represents the clearest measure of our operational performance. Earned bonuses could range from 0% to 130% of target bonus opportunity.

The threshold, target, and maximum adjusted EBITDA along with our actual performance in fiscal year 2020 are outlined in the following table:

Measure	Threshold ($ millions)	Target ($ millions)	Maximum ($ millions)	Actual ($ millions)	% of Target Earned
Adjusted EBITDA (weighted 100%)	$7.5	$8.2	$8.6	($13.0)	0%

Long-Term Incentives

We believe that equity-based compensation should be a significant component of total executive compensation to align our executive officers’ compensation with our long-term performance and to encourage our executive officers to make value-enhancing decisions for the benefit of our stockholders. Each of our executive officer is eligible to receive equity compensation, which can consist of a mix of stock options, restricted stock, and restricted stock units, to encourage a focus on long-term stockholder value and to foster long-term retention.

For fiscal year 2020, the Compensation Committee determined that executive officers should receive an equity grant comprised 100% in the form of stock options. The stock options vest ratably over 2-years and have a 10-year term. The Compensation Committee determined that using stock options best aligned the interests of our executives with those of our stockholders and our long-term performance. In the future, this allocation may vary, and other forms of equity may be used.

EXECUTIVE COMPENSATION

The following sets forth all compensation awarded to our named executive officers for the 2019 and 2020 fiscal years (the “NEOs”).

Summary Compensation Table

The following table sets forth the total compensation that was paid or accrued for the NEOs for the 2019 and 2020 fiscal years.

Name and Principal Position	Year	Salary		Bonus	Option Awards (1)	All Other Compensation		Total
Hajime Uba	2020	$323,000		—	$56,474	$12,376	(2)	$391,850
Chairman of the Board, President and Chief Executive Officer, interim Chief Operating Officer	2019	$253,754		—	—	$5,599	(3)	$259,353
Koji Shinohara	2020	$234,000		—	$24,912	—		$258,912
former Chief Financial Officer, Treasurer and Secretary(8)	2019	$212,500		—	—	—		$212,500
Manabu Kamei	2020	$210,289	(4)	—	$27,401	$43,505	(5)	$281,195
former Chief Operating Officer(9)	2019	$155,297	(6)	—	—	$45,557	(7)	$200,854
Hideto Sugimoto	2020	$111,174		$5,000	$4,148	$30,338	(11)	$150,660
Director of Operations(10)	2019	$79,083		—	—	$28,380	(12)	$107,463

(1)

The amounts reported represent the aggregate grant date fair value of the stock options awarded to the NEOs during the 2020 fiscal year, calculated in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by the NEOs upon the exercise of the stock options or any sale of the underlying shares of common stock.

(2)	For 2020, all other compensation for Mr. Uba includes vacation payout of $7,376 and a moving allowance of $5,000.
(3)	For 2019, all other compensation for Mr. Uba includes company car use equaling $5,599.
(4)

The amounts reported include $66,596 paid to Mr. Kamei by Kura Japan in Japanese yen. The amount paid in Japanese yen was converted into U.S. dollars at an average exchange rate for fiscal year 2020 based on the rates published by the Bank of Japan as it was paid throughout fiscal year 2020.

(5)

For 2020, all other compensation for Mr. Kamei includes $4,936 in medical insurance premiums; $361 in dental insurance premiums; $74 in vision insurance premiums; and $33 in life, accidental death and dismemberment insurance. The aforementioned amounts represent insurance premiums paid on behalf of Mr. Kamei that exceed the percentage the Company pays for all employees on a non-discriminatory basis. In addition, all other compensation for Mr. Kamei includes $26,951 in housing allowances and company car use equaling $11,150. During fiscal year 2020, Mr. Kamei was an expatriate.

(6)

The amounts reported include $50,693 paid to Mr. Kamei by Kura Japan in Japanese yen. The amount paid in Japanese yen was converted into U.S. dollars at an average exchange rate for fiscal year 2019 based on the rates published by the Bank of Japan as it was paid throughout fiscal year 2019.

(7)

For 2019, all other compensation for Mr. Kamei includes $4,583 in medical insurance premiums; $397 in dental insurance premiums; $77 in vision insurance premiums; and $23 in life, accidental death and dismemberment insurance. The aforementioned amounts represent insurance premiums paid on behalf of Mr. Kamei that exceed the percentage the Company pays for all employees on a non-discriminatory basis. In addition, all other compensation for Mr. Kamei includes $30,905 in housing allowances and company car use equaling $9,572. During fiscal year 2019, Mr. Kamei was an expatriate.

(8)	Mr. Shinohara served as the Company’s Chief Financial Officer in fiscal year 2020 and resigned effective as of November 30, 2020.
(9)	Mr. Kamei served as the Company’s Chief Operating Officer in fiscal year 2020 until August 26, 2020.
(10)

Mr. Sugimoto was serving as an executive officer of the Company at the end of fiscal year 2020 but has no longer been designated an executive officer pursuant to Exchange Act Rule 3b-7 as of November 5, 2020.

(11)

For 2020, all other compensation for Mr. Sugimoto includes $11,467 in medical insurance premiums, $749 in dental insurance premiums and $156 in vision insurance premiums. The aforementioned amounts represent insurance premiums paid on behalf of Mr. Sugimoto that exceed the percentage the Company pays for all employees on a non-discriminatory basis. In addition, all other compensation for Mr. Sugimoto includes $12,000 in housing allowances and company car use equaling $5,966. During fiscal year 2020, Mr. Sugimoto was an expatriate.

(12)

For 2019, all other compensation for Mr. Sugimoto includes $10,646 in medical insurance premiums, $824 in dental insurance premiums and $160 in vision insurance premiums. The aforementioned amounts represent insurance premiums paid on behalf of Mr. Sugimoto that exceed the percentage the Company pays for all employees on a non-discriminatory basis. In addition, all other compensation for Mr. Sugimoto includes $12,000 in housing allowances and company car use equaling $4,750. During fiscal year 2019, Mr. Sugimoto was an expatriate.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

On August 5, 2019, in connection with the closing of the Company’s IPO, we entered into employment agreements with Messrs. Uba, Shinohara and Kamei (collectively, the “Employment Agreements”).

Employment Term and Position. The term of employment of each of Messrs. Uba and Shinohara will be three years from the closing of our IPO on August 5, 2019, subject to automatic one-year extensions provided that neither party provides written notice of non-extension at least one hundred twenty (120) days prior to the expiration of the then-current term. The term of employment for Mr. Kamei commenced on August 5, 2019 and shall continue until Kura Japan ends Mr. Kamei’s temporary assignment to us. During their respective terms of employment, Mr. Uba will serve as Chairman of the Board, President and Chief Executive Officer of the Company, Mr. Shinohara will serve as Chief Financial Officer, Treasurer and Secretary of the Company and Mr. Kamei will serve as Chief Operating Officer of the Company and as a member of our Board of Directors.

Base Salary, Annual Bonus and Equity Compensation. Pursuant to their employment agreements, Messrs. Uba, Shinohara and Kamei are entitled to initial base salaries of $340,000, $240,000, and $220,000, respectively. In addition, Messrs. Uba, Shinohara and Kamei will be eligible to receive annual performance-based cash bonuses, the amount and terms of which shall be in the discretion of the Compensation Committee. Messrs. Uba, Shinohara and Kamei will also be eligible to receive equity awards, the form and terms of which will be determined by our Board of Directors or the Compensation Committee in their discretion.

Severance. Mr. Kamei’s employment agreement does not provide for payment of severance upon the end of his temporary assignment to us. The employment agreements for Messrs. Uba and Shinohara, on the other hand, provide for severance upon a termination by us without cause, on the account of our failure to renew the employment agreement, or by Messrs. Uba or Shinohara for good reason, in each case, subject to the execution of an effective release of claims in favor of the Company, its affiliates and their respective officers and directors by Messrs. Uba or Shinohara, as applicable. Upon a termination of employment by us without cause, on the account of our failure to renew the employment agreement, or by Messrs. Uba or Shinohara for good reason, Messrs. Uba or Shinohara, as applicable, are entitled to severance consisting of (a) a lump sum payment equal to base salary for the year in which the termination occurs, (b) reimbursement for payments such person makes for COBRA coverage for a period of twelve (12) months, or until such person has secured other employment, whichever occurs first, and (c) accelerated vesting of the applicable portion of such person’s equity awards that would have vested on August 31 of that same fiscal year, absent such termination.

For purposes of the employment agreements, the Company will have “cause” to terminate Messrs. Uba or Shinohara’s employment upon (a) his willful failure to perform his duties (other than any such failure resulting from incapacity due to physical or mental illness); (b) his willful failure to comply with any valid and legal directive of our Board of Directors; (c) his willful engagement in dishonesty, illegal conduct, or misconduct, which is, in each case, injurious to the Company or its affiliates; (d) his embezzlement, misappropriation, or fraud, whether or not related to his employment with the Company; (e) his conviction of or plea of guilty or nolo contendere to a crime that constitutes a felony (or state law equivalent) or a crime that constitutes a misdemeanor involving moral turpitude; (f) his violation of a material policy of the Company; (g) his willful unauthorized disclosure of confidential information (as defined in his employment agreement); (h) his material breach of any material obligation under his employment agreement or any other written agreement between him and the Company; or (i) any material failure by him to comply with the Company’s written policies or rules, as they may be in effect from time to time during the employment term. Under the employment agreements, no act or failure to act shall be considered “willful” unless it is done, or omitted to be done, by such person in bad faith or without reasonable belief such person’s action or omission was in the best interests of the Company and any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by our Board of Directors or upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by such person in good faith and in the best interests of the Company.

Pursuant to their employment agreements, each of Messrs. Uba and Shinohara will have “good reason” to terminate his employment after occurrence, without his consent of (a) a material reduction in the base salary other than a general reduction in base salary that affects all similarly situated executives in substantially the same proportions; (b) any material breach by the Company of any material provision of this Agreement; (c) a material, adverse change in his authority, duties, or responsibilities (other than temporarily while he is physically or mentally incapacitated or as required by applicable law) taking into account the Company’s size, status as a public company, and capitalization as of the effective date of the employment agreements; (d) a material adverse change in the reporting structure applicable to the him; or (e) the Company’s current principal executive office is moved by 50 miles or more. However, no termination for “good reason” will be effective unless (i) Messrs. Uba or Shinohara, as applicable, provides the Company with notice of the grounds for termination of good reason within thirty (30) days of the initial existence of such grounds and (ii) the Company has at least thirty (30) days from the date on which such notice is given to cure such circumstances. If Messrs. Uba or Shinohara, as applicable, does not terminate his employment for good reason within thirty (30) days after the expiration of the Company’s cure period, then such person will be deemed to have waived his right to terminate for good reason with respect to such grounds.

Restrictive Covenants. Pursuant to their respective employment agreements, Messrs. Uba and Shinohara are subject to certain non-solicitation restrictions for a twelve-month period after termination of employment. Mr. Kamei’s employment agreement does not subject him to a non-solicitation restriction following the end of his temporary assignment to us.

In conjunction with the end of Mr. Kamei’s temporary assignment to the Company by Kura Japan, Mr. Kamei resigned from his Chief Operating Officer position on August 26, 2020. Pursuant to Mr. Kamei’s employment agreement, the Company did not pay any severance to Mr. Kamei.

On November 24, 2020, Mr. Shinohara tendered his resignation as Chief Financial Officer, Treasurer and Secretary of the Company effective as of November 30, 2020.  In December 1, 2020, in connection with the resignation of Mr. Shinohara, the Company and Mr. Shinohara entered into a confidential separation agreement and general release of claims (the “Separation Agreement”) setting forth the terms of separation. Among other matters, the Separation Agreement provides for (a) a lump-sum cash severance payment by the Company in the total amount of approximately $253,758.57, consisting of (i) one year of Mr. Shinohara’s base salary in the amount of $240,000 less applicable withholdings, and (ii) 12 months of COBRA premiums in the amount of $13,758.57; (b) a mutual release by Mr. Shinohara and the Company of any and all existing or potential claims against the other party, subject to customary exceptions, and (c) for Mr. Shinohara to be subject to certain restrictive covenants including protection of Company confidential information and non-disparagement.

On November 27, 2020, the Board appointed Steven H. Benrubi as Chief Financial Officer, Treasurer and Secretary of the Company, effective as of December 1, 2020. On November 30, 2020, Mr. Benrubi entered into an employment agreement with the Company, effective December 1, 2020.

Employment Term and Position. The term of employment of Mr. Benrubi will be three years from December 1, 2020, subject to automatic one-year extensions provided that neither party provides written notice of non-extension at least one hundred twenty (120) days prior to the expiration of the then-current term. During his term of employment, Mr. Benrubi will serve as Chief Financial Officer, Treasurer, Secretary and Chief Compliance Officer of the Company.

Base Salary, Annual Bonus, Equity Compensation and Other Benefits. Pursuant to his employment agreement, Mr. Benrubi is entitled to a base salary of $300,000. In addition, Mr. Benrubi will be eligible to receive (i) a one-time signing bonus in the amount of $12,500, (ii) annual performance-based cash bonuses, the amount and terms of which shall be in the discretion of the Compensation Committee of the Board, and (iii) equity awards, the form and terms of which will be as set forth pursuant to the applicable equity incentive plan and applicable award agreements. Mr. Benrubi will also be entitled to other employee benefits including paid vacation in accordance with the Company’s policies and reimbursement of reasonable business expenses.

Severance. The employment agreement for Mr. Benrubi provides for severance upon a termination by the Company without Cause (as defined in the employment agreement), on the account of the Company’s failure to renew the employment agreement, or by Mr. Benrubi for Good Reason (as defined in the employment agreement), in each case, subject to the execution of an effective release of claims in favor of the Company, its affiliates and their respective officers and directors by Mr. Benrubi. If the employment agreement is terminated in any of the above-enumerated cases, Mr. Benrubi will be entitled to severance consisting of (a) a lump sum payment equal to base salary for the year in which the termination occurs (provided, however, that if the termination occurs before December 1, 2023, the lump sum payment shall only be one-half of base salary for the year in which the termination occurs), (b) reimbursement for the payment Mr. Benrubi makes for COBRA coverage for a period of twelve (12) months (provided, however, that if the termination occurs before December 1, 2023, the period shall be reduced to six (6) months), or until Mr. Benrubi has secured other employment, whichever occurs first, and (c) accelerated vesting of the applicable portion of Mr. Benrubi’s option that would have vested between the termination date and August 31 of that same fiscal year.

 Restrictive Covenants. Pursuant to the employment agreement, Mr. Benrubi is subject to certain restrictive covenants including protection of Company confidential information and non-disparagement.

The Company does not have a written employment Agreement with Hideto Sugimoto, the Company’s Director of Operations. Pursuant to the Company’s compensation arrangement with Mr. Sugimoto, he is entitled to receive a base salary of $111,386.  Mr. Sugimoto is also eligible to receive annual performance-based cash bonus and equity awards, the amount, form and terms of which shall be in the discretion of the Compensation Committee of the Board, and to receive other employee benefits including paid vacation in accordance with the Company’s policies. Mr. Sugimoto’s employment is at will and he is not entitled to receive any severance pay upon termination of employment or a change in control. Mr. Sugimoto was serving as an executive officer of the Company at the end of fiscal year 2020 but has no longer been designated an executive officer pursuant to Exchange Act Rule 3b-7 as of November 5, 2020.

Outstanding Equity Awards at 2020 Fiscal Year-End

The following table sets forth information regarding outstanding equity awards at the end of fiscal year 2020 for each of the NEOs:

	Option Awards(1)
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration Date
Hajime Uba	43,641	33,930	(2)	$4.26	6/15/2028
	1,737	2,892	(3)	$25.94	12/2/2029
Koji Shinohara(4)	26,225	—		$4.26	6/15/2028
	768	1,274	(3)	$25.94	12/2/2029
Manabu Kamei(5)	19,098	—		$4.26	6/15/2028
	843	—		$25.94	12/2/2029
Hideto Sugimoto(6)	10,098	7,841	(2)	$4.26	6/15/2028
	129	211	(3)	$25.94	12/2/2029

(1)	Each equity award is subject to the terms of our 2018 Incentive Compensation Plan.
(2)

The shares subject to the equity award vest in equal quarterly installments on the last day of each calendar quarter over approximately forty-five (45) months after June 16, 2018, generally subject to the NEO’s continuous service relationship with the Company through each applicable vesting date.

(3)

The shares subject to the equity award vest in equal quarterly installments on the last day of each calendar quarter over approximately twenty-two (22) months after December 2, 2019, generally subject to the NEO’s continuous service relationship with the Company through each applicable vesting date.

(4)	Mr. Shinohara served as the Company’s Chief Financial Officer in fiscal year 2020 and resigned effective as of November 30, 2020.
(5)	Mr. Kamei served as the Company’s Chief Operating Officer in fiscal year 2020 and resigned effective as of August 26, 2020.
(6)

Mr. Sugimoto was serving as an executive officer of the Company at the end of fiscal year 2020 but has no longer been designated an executive officer pursuant to Exchange Act Rule 3b-7 as of November 5, 2020.

Payments Upon Termination or Change in Control

None of our NEOs are entitled to receive payments or other benefits upon termination of employment or a change in control, except as provided in the employment agreements described above and the equity acceleration pursuant to the 2018 Incentive Compensation Plan described below.

Retirement Plans

We do not maintain any deferred compensation, retirement, pension or profit-sharing plans. We have adopted an equity incentive plan, the material terms of which are described below.

Employee Benefits

All of our full-time employees, including our NEOs, are eligible to participate in health and welfare plans maintained by the Company, including:

•	medical, dental and vision benefits; and
•	basic life and accidental death & dismemberment insurance.

Our NEOs participate in these plans on the same basis as other eligible employees. We do not maintain any supplemental health and welfare plans for our NEOs.

Stock Incentive Plan

Please refer to a summary of the material terms of the 2018 Plan and our proposed amendments to the 2018 Incentive Compensation Plan below under Proposal No. 3.

The following table summarizes compensation plans under which our equity securities are authorized for issuance as of August 31, 2020.

Plan Category	Number of Securities To be Issued Upon Exercise of Outstanding Options (a)		Weighted Average Exercise Price Per share (b)	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security-holders	531,747	(1)	$9.51	161,241	(2)
Equity compensation plans not approved by security-holders	—		N/A	—
Total	531,747		$9.51	161,241

(1)	Represents shares of Class A common stock that may be issued pursuant to outstanding options granted under the 2018 Incentive Compensation Plan.
(2)	Represents shares of Class A common stock available for future issuance in connection with equity award grants under the 2018 Incentive Compensation Plan.

Nonqualified Deferred Compensation

Our NEOs did not earn any nonqualified deferred compensation benefits from us during fiscal year 2020.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Relationship with Kura Japan

As discussed elsewhere in this Proxy Statement, our Class B common stock has ten votes per share, while our Class A common stock has one vote per share. As of December 18, 2020, 100% of our Class B common stock is controlled by Kura Japan. As a result, Kura Japan is able to control all matters submitted to our stockholders for approval even if it owns significantly less than 50% of the number of shares of our outstanding equity interests. This concentrated control could discourage others from initiating any potential merger, takeover or other change of control transaction that other stockholders may view as beneficial.

As a majority-owned subsidiary of Kura Japan, we believe we benefit from our relationship with Kura Japan when we buy supplies or other services. If Kura Japan’s ownership interest declines significantly, we may lose a significant amount of the benefits of our relationship with Kura Japan, many of which are not covered by the Shared Services Agreement described below. For example, we believe we currently obtain beneficial pricing and/or service levels from certain suppliers. These benefits are not contractually tied to Kura Japan’s ownership amount, and the relevant suppliers and service providers could decide to stop giving us beneficial pricing and/or service levels even if Kura Japan still owns a substantial equity stake in us.

In connection with the closing of our IPO, we and Kura Japan entered into an amended and restated exclusive license agreement with respect to our use of certain intellectual property owned by Kura Japan and a Shared Services Agreement to provide a framework for our continuing relationship. We and Kura Japan also entered into a Revolving Credit Agreement dated April 10, 2020, which was amended by a First Amendment to Revolving Credit Agreement dated September 2, 2020.

Amended and Restated Exclusive License Agreement. Under the Amended and Restated Exclusive License Agreement, Kura Japan has agreed to grant an exclusive, royalty-bearing license for us to use its intellectual property rights, including, but not limited to, Kura Japan’s trademarks “Kura Sushi” and “Kura Revolving Sushi Bar,” and patents for a food management system and proprietary Mr. Fresh dome, among other intellectual property rights necessary to continue operation of our restaurants in the United States in the same manner as previously operated. Kura Japan and we have agreed that the royalty rate that we pay Kura Japan for use of such intellectual property is 0.5% of the Company’s net sales.

Shared Services Agreement. Under the Shared Services Agreement, Kura Japan and we have agreed that Kura Japan will continue to provide the Company with certain strategic, operational and other support services, including assigning certain employees to work for the Company as expatriates to provide support to the Company’s operations, sending its employees to the Company on a short-term basis to provide support for the opening of new restaurants or renovation of existing restaurants, and providing the Company with certain supplies, parts and equipment for use in the Company’s restaurants. In addition, we have agreed to continue to provide Kura Japan with certain translational support services and market research analyses. In exchange for receipt of such services, supplies, parts and equipment, the Shared Services Agreement contemplates that the parties will pay fees to each other as more specifically set forth thereunder.

Revolving Credit Agreement, as amended.  This agreement provides for a $35 million revolving credit line (the “Credit Facility”) to us with a termination date of April 10, 2025.  The maturity date for amounts borrowed under this agreement is 60 months after the disbursement date, unless renewed or extended by mutual agreement of both parties for an additional 12 months.  The interest rate applied to amounts borrowed under the Revolving Credit Agreement will be determined at the time of each advance.  During fiscal year 2020, we did not draw down on the Credit Facility and as of August 31, 2020, we had $35 million available under the Credit Facility. Subsequent to August 31, 2020 and through December 18, 2020, we borrowed $6 million on the Credit Facility.

Procedures for Approval of Related Party Transactions

Our Board of Directors has adopted a written related person transaction policy to comply with Section 404 of the Exchange Act, as amended, which sets forth the policies and procedures for the review and approval or ratification of related party transactions. This policy is administrated by our Audit Committee. These policies provide that, in determining whether or not to recommend the initial approval or ratification of a related party transaction, the relevant facts and circumstances available shall be considered, including, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

PROPOSAL NO. 2—RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2021

KPMG LLP (“KPMG”) served as independent registered public accounting firm to the Company in fiscal year 2020 and has been selected to serve in such capacity in fiscal year 2021. The Board has directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.

Stockholder ratification of the selection of KPMG as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Board is submitting the selection of KPMG to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit Committee will reconsider whether to retain the firm in the future. In such event, the Audit Committee may retain KPMG, notwithstanding that the stockholders did not ratify the selection, or select another nationally recognized accounting firm without re-submitting the matter to the stockholders. Even if the selection is ratified, the Audit Committee reserves the right in its discretion to select a different nationally recognized accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

We expect representatives of KPMG to be present via webcast at the Annual Meeting. They will have the opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.

Vote Required for Approval

This proposal will be approved by the affirmative vote of the holders of a majority in voting power of the stock entitled to vote at the Annual Meeting, present in person or represented by proxy. Abstentions will have the same effect as votes against the proposal. This proposal is a discretionary item and, thus, NYSE member brokers that do not receive instructions from beneficial owners may vote your shares in their discretion. Therefore, there will be no broker non-votes on this proposal.

The Board of Directors recommends a vote FOR the ratification of KPMG LLP as the independent registered public accounting firm for the year ending August 31, 2021.

Unless you instruct otherwise on your proxy card or by telephone or Internet voting instructions, your proxy will be voted in accordance with the Board’s recommendation.

OTHER INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM INFORMATION

Audit and Related Fees

The following table sets forth the aggregate fees billed for professional services rendered by KPMG for the audit of our financial statements for the 2020 fiscal year and for professional services rendered by Deloitte & Touche LLP (“Deloitte”), which served as our independent registered public accounting firm from 2017 to 2019, for the audit of our financial statements for the 2019 fiscal year and the aggregate fees for other services rendered by KPMG and Deloitte billed in their respective service periods:

	2020	2019
Audit Fees(1)	$335,848	$581,500
Audit-Related Fees(2)	—	1,457,000
Tax Fees(3)	—	17,220
All Other Fees(4)	1,780	—
Total Fees	$337,628	$2,055,720

(1)	Audit Fees include professional services rendered for the audit of our annual financial statements and reporting package to Kura Japan.
(2)	Audit-Related fees consist of professional services performed in connection with our Form S-1 filing.
(3)	Tax Fees consist of fees billed for professional services rendered for tax compliance, including the preparation and review of our tax returns.
(4)	Other Fees consist of a subscription to KPMG’s Accounting Research Online.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The charter of the Audit Committee requires that the Audit Committee pre-approve any independent accountant’s engagement to render audit and/or permissible non-audit services, subject to the de minimus safe harbor exception to the pre-approval requirement described in the Audit Committee charter and as otherwise required by law. All of the fees identified in the table above were approved in accordance with SEC requirements and, following our IPO, pursuant to the policies and procedures set forth in the Audit Committee charter as described above. All of the services of Deloitte for fiscal year 2019 and of KPMG for fiscal year 2020 described above were pre-approved by the Audit Committee.

Report of the Audit Committee

This report of the Audit Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act of 1933 or the Securities Exchange Act of 1934.

The principal purpose of the Audit Committee is to assist the Board of Directors in its oversight of (i) the integrity of our accounting and financial reporting processes and the audits of our financial statements; (ii) our system of disclosure controls and internal controls over financial reporting; (iii) our compliance with legal and regulatory requirements; (iv) the qualifications and independence of our independent auditor; (v) the performance of our independent auditor; and (vi) the business practices and ethical standards of the Company. The Audit Committee is responsible for the appointment, compensation, retention and oversight of work of the Company’s independent auditor. The Audit Committee’s function is more fully described in its charter.

Our management is responsible for the preparation, presentation and integrity of our financial statements, for the appropriateness of the accounting principles and reporting policies that we use and for establishing and maintaining adequate internal control over financial reporting. KPMG LLP (“KPMG”), our independent registered public accounting firm for the year ending August 31, 2020, was responsible for performing an independent audit of our financial statements included in our Annual Report on Form 10-K for the year ended August 31, 2020, and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed with management our audited financial statements included in our Annual Report on Form 10-K for the year ended August 31, 2020.

The Audit Committee has also reviewed and discussed with KPMG the audited financial statements in the Form 10-K. In addition, the Audit Committee discussed with KPMG those matters required to be discussed under applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”). Additionally, KPMG provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding KPMG’s communications with the Audit Committee concerning independence. The Audit Committee also discussed with KPMG its independence from the Company.

Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Form 10-K for filing with the SEC.

THE AUDIT COMMITTEE

Shintaro Asako

Seitaro Ishii

Kim Ellis

PROPOSAL NO. 3—ADOPTION OF THE PROPOSED AMENDMENTS TO THE COMPANY’S 2018 INCENTIVE COMPENSATION PLAN

We believe that equity compensation aligns the interests of management and employees with the interests of our stockholders. The Company’s 2018 Incentive Compensation Plan (the “Plan”) was initially adopted on June 16, 2018. On December 4, 2020, subject to approval of our stockholders, our Board adopted certain amendments to the Plan as set forth in Annex A (the “Amendments”) with deletions indicated by strike-outs and additions indicated by underlining to the text of the original Plan.

Highlights of the Proposed Amendments

Increase of Available Number of Shares for Issuance

We believe increasing the number of shares available for issuance under the Plan is necessary to ensure that a sufficient reserve of shares is available for future grants of awards under the Plan. We also believe that the Plan is an important component of our executive compensation program and that our Company’s long-term success is dependent upon our ability to attract, retain and motivate employees of high caliber and potential.

When the Plan was initially adopted on June 16, 2018, an aggregate of 1,400,000 shares of Class A common stock (“Common Stock”) were authorized for issuance under the Plan. As a result of a 1-for-2 reverse stock split of our Class A common stock effected on July 30, 2020, the aggregate number of shares authorized for issuance under the Plan was reduced to 700,000. We proposed to increase the aggregate number of shares of Common Stock authorized for issuance under the Plan by 650,000 shares, from 700,000 to 1,350,000. As of December 8, 2020, we had options to purchase an aggregate of 554,323 shares of Common Stock outstanding, at a weighted average price of $10.32 per share and 7,000 shares of restricted stock outstanding, which options and restricted stock constituted all of the outstanding equity awards issued under the Plan, and 108,506 shares remaining available for grant under the Plan (without giving effect to additional shares that may become available upon the future expiration, forfeiture or cancellation of outstanding awards). By increasing the number of shares authorized under the Plan, we believe we will have the flexibility to continue to provide equity incentive in amounts determined to be appropriate by our Board. The Plan, as amended by the Amendments, does not contain an annual “evergreen” provision. Thus, stockholder approval is required each time we need to increase the share reserve allowing our stockholders the ability to have a say on our equity compensation programs.

If stockholders do not approve the Amendments, compensatory equity-based grants to employees and non-employee directors of the Company will continue to be made under the existing Plan to the extent shares of the Company’s Common Stock are available for issuance thereunder.

Other Amendments Regarding Terms of Equity Awards Granted Under the Plan

We also proposed the following Amendments designed to protect our stockholders’ interests and to reflect corporate governance best practices:

•

Treatment of “Underwater” Options or SARs. The Amendments specifically require the Committee (as defined in the Plan) to obtain stockholder approval for re-pricing of previously granted “underwater” options or stock appreciation rights, except for appropriate adjustments.

•	Vesting Term. The Amendments require a one-year minimum vesting period for equity awards granted under the Plan, subject to certain exceptions.

•

Deferral of Dividend and Dividend Equivalent Payment. The Amendments require deferring payment of dividends or dividend equivalents until all conditions relating to the granted equity awards have been satisfied, subject to certain exceptions.

•

Treatment of Equity Awards upon a Change in Control. The Amendments provide that if and only if (i) provided in any employment agreement, award agreement or other agreement between the Company and a Plan participant, or (ii) the Committee makes a determination, then upon the occurrence of a change in control of the Company, any equity awards granted under the Plan shall (a) if not assumed or substituted, become immediately vested and exercisable; and (b) if assumed and substituted, shall become vested and exercisable upon the date of the participant’s termination of employment without Cause (as defined in the Plan) or for Good Reason (as defined in the Plan) during the 24 month period following the change in the control.

•	Clawback. The Amendments provide that equity awards granted under the Plan shall be subject the Company’s clawback or recapture policy.

Summary of the 2018 Incentive Compensation Plan

The following is a summary of the material terms of the Plan. This summary is qualified in its entirety by reference to the actual text of the Plan, which was filed as an exhibit to the registration statement on Form S-1 (File No. 333-232551) in connection with our IPO.

General. The Plan authorizes the grant of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), dividend equivalents, and other stock-based awards and performance awards to employees, officers, directors, consultants and other service providers. We estimate that approximately 1,175 persons are currently eligible to participate in the Plan, which includes 1,169 employees, two executive officers, four non-employee directors and no consultant or other service provider.

The number of shares of common stock available for issuance under the Plan shall not exceed 700,000, which will be increased to 1,350,000 if the Amendments are approved by our stockholders. The number of shares issued or reserved pursuant to the Plan (or pursuant to outstanding awards) is subject to adjustment as a result of mergers, consolidations, reorganizations, stock splits, stock dividends and other changes in our Common Stock. Shares subject to awards that have been terminated, expired unexercised, forfeited or settled in cash shall, to the extent of such termination, expiration, forfeiture or cash settlement, again be available for delivery under the Plan. Shares that have been delivered to us in payment or satisfaction of the exercise price or tax withholding obligation of an award will not be available for awards under the Plan. The Plan shall terminate at the earliest of (i) such time as no shares remain available for issuance under the Plan, (ii) termination of this Plan by the Board, or (iii) the tenth anniversary of the Plan’s effective date. Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

Administration. The Plan is administered by the Compensation Committee, or in the absence of any such committee, the Board of Directors itself (the “Committee”). The Committee has the discretion to determine the individuals to whom awards may be granted under the Plan, the manner in which such awards will vest and the other conditions applicable to awards in accordance with the terms in the Plan. Options, SARs, restricted stock, RSUs, dividend equivalents, other stock-based awards and performance awards may be granted to participants in such numbers and at such times during the term of the Plan as the Committee shall determine. The Committee is authorized to interpret the Plan, correct defects, supply omissions or reconcile inconsistencies therein, and make any other determinations that it deems necessary or advisable for the administration of the Plan. All decisions by the Committee are final and binding on all participants, beneficiaries, heirs, assigns or other persons holding or claiming rights under the Plan or any award.

Options. The Committee will determine the exercise price and other terms for each option and whether the options are nonqualified stock options or incentive stock options. Incentive stock options may be granted only to employees and are subject to certain other restrictions provided that such exercise price shall not be less than the fair market value of the underlying stock on the date of the grant. To the extent an option intended to be an incentive stock option does not so qualify, it will be treated as a nonqualified option. The Committee shall determine the time or times at which or the circumstances under which an option may be exercised, the method by which notice of exercise is to be given and the form of exercise notice to be used, the form of such payment, and the methods by or forms in which shares of Common Stock will be delivered to participants.

Stock Appreciation Rights. The Committee may grant SARs independent of or in connection with an option. Generally, each SAR will entitle a participant upon exercise to an amount equal to: the excess of the fair market value on the exercise date of one share of Common Stock over the grant price of the SAR as determined by the Committee, times the number of shares of common stock covered by the SAR. The Committee shall determine the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which shares of Common Stock will be delivered or deemed to be delivered to participants in accordance with the Plan.

Restricted Stock and Restricted Stock Units. The Committee may award restricted Common Stock and RSUs. Restricted stock awards consist of shares of Common Stock that are transferred to the participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. RSUs result in the transfer of shares of Common Stock or cash to the participant only after specified conditions are satisfied. The Committee will determine the restrictions and conditions applicable to each award of restricted stock or RSUs, which may include performance vesting conditions, in accordance with the Plan.

Bonus Stock and Awards in Lieu of Obligations. Bonus stock and awards in lieu of obligations are grants of fully vested shares of our Common Stock or other awards that may be made in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements.

Dividend Equivalents. Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of our Common Stock and may be granted alone or in tandem with awards. The Committee may provide that dividend equivalents shall be paid or distributed when accrued or at some later date, or whether such dividend equivalents shall be deemed to have been reinvested in additional shares, awards, or other investment vehicles, and subject to restrictions on transferability and risks of forfeiture as the Committee may specify. Dividend equivalents may not be paid on awards granted under the Plan that are restricted stock units, restricted stock or awards subject to performance-based vesting unless and until such awards have vested.

Performance Awards. Performance awards will be granted by the Committee in its discretion on an individual or group basis. Generally, these awards will be based upon specific performance targets and will be paid in cash or in Common Stock or in a combination of both. The performance targets to be achieved and the period in which the plan participant must achieve said performance targets shall be determined by the Committee upon the grant of each performance award.

Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any plan participants such other awards that may be denominated or payable in Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan.

Performance Criteria. Vesting of awards granted under the Plan may be subject to the satisfaction of performance criteria achieved during the performance periods established by the Committee. The performance criteria and performance periods may vary from participant to participant, group to group and period to period.

Adjustments. In the event of any extraordinary dividend or other distribution, recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the common stock, the Committee will appropriately adjust the number of shares available under and subject to outstanding awards under the Plan.

Transferability. Unless otherwise determined by the Committee, awards granted under the Plan generally are not transferable other than by will or by the laws of descent and distribution.

Treatment of Awards upon a Change in Control. If and only if (i) provided in any employment agreement, award agreement or other agreement between the Company and a Plan participant, or (ii) the Committee makes a determination, then upon the occurrence of a change in control of the Company, (a) all outstanding options, SARs and other awards in the nature of rights that may be exercised will become fully exercisable, (b) all time-based vesting restrictions on outstanding awards will lapse; and (c) the payout opportunities attainable under all outstanding performance-based awards will vest based on target performance and the awards will pay out either in full or on a pro rata basis, based on the time elapsed prior to the change in control.  If the Amendments are approved by our stockholders, in scenario (a) above, all outstanding options, SARs and other awards in the nature of rights that may be exercised will (i) if not assumed or substituted, become immediately vested and exercisable; and (ii) if assumed and substituted, become vested and exercisable upon the date of the participant’s termination of employment without Cause (as defined in the Plan) or for Good Reason (as defined in the Plan) during the 24 month period following the change in the control; in scenario (b) above, all time-based vesting restrictions on outstanding awards will (i) if not assumed or substituted, lapse and such awards will become immediately vested and exercisable; and (ii) if assumed and substituted, lapse and such awards will become vested and exercisable upon the date of the participant’s termination of employment without Cause (as defined in the Plan) or for Good Reason (as defined in the Plan) during the 24 month period following the change in the control.

Other Information

A “new plan benefits” table, as described in the SEC’s proxy rules, is not provided because the grant of options and other awards under the Plan is discretionary, and we cannot determine now the specific number or type of options or awards to be granted in the future to any particular person or group. However, please refer to “Executive Compensation” in this Proxy Statement, which provides information on the grants made in the previous fiscal year, and please refer to the description of grants made to our non-employee directors in the last fiscal year under the heading “Director Compensation” in this Proxy Statement.

Certain Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards made under the Plan. The summary does not contain a complete analysis of all the potential tax consequences relating to awards granted under the Plan, including state, local or foreign tax consequences. This summary does not constitute legal or tax advice.

Nonqualified Stock Options

A participant will not be deemed to have received taxable income upon the grant of a nonqualified stock option with an exercise price equal to the fair market value of the underlying stock on the date of the grant. Upon the exercise of a nonqualified stock option, a participant generally will be deemed to have received taxable ordinary income in an amount equal to the excess of the fair market value of the common stock received on the date of exercise over the option exercise price.

Upon the exercise of a nonqualified stock option, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the amount included in income by the participant as a result of such exercise. This deduction will be available to us in the tax year in which the participant recognizes the income.

The income arising from a participant who is an employee exercising a nonqualified stock option will be treated as compensation income for income and payroll tax withholding purposes, and the Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered upon exercise. The basis of shares received upon the exercise of a nonqualified stock option will be the option exercise price paid plus the amount recognized by the participant as taxable income attributable to such shares as a result of the exercise. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. A participant’s holding period will commence on the date of exercise.

Incentive Stock Options

Participants will not be deemed to recognize taxable income upon the grant of an incentive stock option with an exercise price equal to the fair market value of the underlying stock on the date of the grant. The exercise of an incentive stock option will not result in taxable income to the participant if at the time of exercise the participant has been employed by the Company or its subsidiaries at all times beginning on the date the incentive stock option was granted and ending not more than 90 days before the date of exercise. The difference between the fair market value of the common stock at the time of exercise and the exercise price will, however, be an item of tax preference, and may subject a participant to the alternative minimum tax. Except in the case of a participant not meeting the holding requirements discussed in the next paragraph, we will not be entitled to any deduction with respect to the grant or exercise of the incentive stock option or the transfer of common stock acquired upon exercise.

If the participant does not sell the shares acquired on exercise within two years from the date of grant and one year from the date of exercise then on the sale of the shares any amount realized in excess of the exercise price will be taxed as capital gain. If the amount realized in the sale is less than the exercise price, then the participant will recognize a capital loss. If these holding requirements are not met, then the participant will generally recognize ordinary income at the time the shares are sold in an amount equal to the lesser of (a) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (b) the excess, if any, of the amount realized on the sale of the shares over the exercise price, and the Company will be entitled to a corresponding deduction.

If the participant makes a disqualifying disposition of the common stock before the expiration of the one or two year holding periods described above, the participant will be deemed to have received taxable ordinary income at the time of such disposition to the extent that the fair market value of the common stock at the time of exercise, or, if less, the amount realized on such disposition, exceeds the exercise price. To the extent that the amount realized on such disposition exceeds the fair market value of the common stock at the time of exercise, such excess will be taxed as capital gain if the common stock is otherwise a capital asset in the hands of the participant. To the extent the participant recognizes ordinary income on a disqualifying disposition of the common stock, we may be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the participant.

SARs

A participant will not be deemed to have received taxable income upon the grant or vesting of a SAR with an exercise price equal to the fair market value of the underlying stock on the date of the grant. Upon the exercise of a SAR, a participant generally will be deemed to have received income, taxable for federal income tax purposes at ordinary income rates, equal to the fair market value at the time of exercise of any common stock received plus the amount of any cash received, and we will ordinarily be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the participant as a result of such exercise.

The income arising from a participant who is an employee exercising a SAR will be treated as compensation income for withholding tax purposes and the Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered upon exercise. The basis of shares received upon the exercise of a SAR will equal the fair market value of the shares at the time of exercise. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant.

Restricted Stock and Performance Shares

The federal income tax consequences of the issuance of restricted stock and performance shares will depend upon whether the participant elects to be taxed at the time of grant of the restricted stock or performance shares under Section 83(b) of the Code. If no election is made, the participant will not be deemed to have received taxable income upon the grant of restricted stock or performance shares, but rather recognition of income will be postponed until such time as the restrictions on the shares lapse. At that time, the participant will be deemed to have received taxable ordinary income in an amount equal to the fair market value of the stock when the restrictions lapse. If a Section 83(b) election is made, the participant will be deemed to have received taxable ordinary income at the time of the grant of the stock equal to the fair market value of the shares of stock at that time determined without regard to any of the restrictions on the shares, and the participant will not recognize ordinary income on the lapse of the restrictions.

We will ordinarily be entitled to a deduction for federal income tax purposes in the taxable year in which the participant recognizes any ordinary income as a result of the lapse of restrictions on the stock or as a result of a Section 83(b) election. The amount of the deduction will equal the amount of ordinary income recognized by the participant. In the case of employees, such income will be treated as compensation income for income and payroll tax withholding purposes, and the Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares whose restrictions have lapsed. The basis of any shares received will equal the amount recognized by the participant as taxable income attributable to such shares as a result of the lapse of restrictions on the stock or as a result of a Section 83(b) election. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. For purposes of determining the holding period of any such shares, there will be included only the period beginning at the time the restrictions lapse or, if a Section 83(b) election is made, at the time of grant.

Restricted Stock Units

A participant will not be deemed to have received taxable income upon the grant of restricted stock units. The participant will be deemed to have received taxable ordinary income at such time as shares are distributed to the participant after the vesting of restricted stock units. Upon the distribution of shares to a participant with respect to restricted stock units, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the taxable ordinary income recognized by the participant. In the case of employees, such income will be treated as compensation income for income and payroll tax withholding purposes, and the Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered. The basis of the shares of common stock received will equal the amount of taxable ordinary income recognized by the participant upon receipt of such shares. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. A participant’s holding period will commence on the date the shares are distributed to the participant.

Section 162(m) and Limits on the Company’s Deductions

Section 162(m) of the Code denies deductions to publicly held corporations for compensation paid to “covered employees” that exceeds $1,000,000 for the taxable year.

Section 409A of the Code

The Committee intends to administer and interpret the Plan and all award agreements in a manner designed to satisfy the requirements of Section 409A of the Code (“Section 409A”) or exceptions thereto and to avoid any adverse tax results thereunder to a holder of an award. Section 409A provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. If an award is subject to and fails to satisfy the requirements of Section 409A or exceptions thereto, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Special Rules for Executive Officers Subject to Section 16 of the Exchange Act

Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to Section 83(b) of the Code, shares received through the exercise or settlement of an award may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of our income tax deduction, will be determined as of the end of that period.

Vote Required for Approval

This proposal will be approved by the affirmative vote of the holders of a majority in voting power of the stock entitled to vote at the Annual Meeting, present in person or represented by proxy. Broker non-votes and abstentions will have the same effect as votes against the proposal.

The Board of Directors recommends a vote FOR the proposed amendments to the Company’s 2018 Incentive Compensation Plan.

Unless you instruct otherwise on your proxy card or by telephone or Internet voting instructions, your proxy will be voted in accordance with the Board’s recommendation.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 and SEC rules require our directors, executive officers and persons who own more than 10% of any class of our common stock to file reports of their ownership and changes in ownership of our common stock with the SEC. Based solely on our review of the reports filed during fiscal year 2020, and on written representations from such reporting persons, we determined that no director, executive officer or beneficial owner of more than 10% of any class of our common stock failed to file any report as required under Section 16(a) on a timely basis during fiscal year 2020 except that Hideto Sugimoto inadvertently failed to file a Form 4 to report a stock option grant made on December 2, 2019, but such stock option grant was subsequently reported on a Form 4 filed on January 23, 2020.

STOCKHOLDER PROPOSALS

Any stockholder who intends to present a proposal at the 2022 annual meeting of stockholders and who wishes to have the proposal included in the Company’s proxy statement and form of proxy for that meeting must deliver the proposal to the Company at our headquarters, no later than August 20, 2021, and must comply with Rule 14a-8 under the Exchange Act.

Any stockholder who intends to present a proposal at the 2022 annual meeting of stockholders other than for inclusion in the Company’s proxy statement and form of proxy must comply with the advance notice provisions in the Company’s Bylaws. These provisions require a stockholder to provide certain information required by the Company’s Bylaws with respect to each proposal, including (a) a description of the business to be brought before the meeting and the text of the proposal, (b) the stockholder’s reasons for conducting the business at the meeting, (c) biographical and share ownership information of the stockholder (and certain affiliates), and (d) descriptions of any material interests of the stockholder (and certain affiliates) in the proposed business and any arrangements between the stockholder (and certain affiliates) and another person or entity with respect to the proposed business. In addition, these provisions require that such stockholder deliver the proposal to the Company at our headquarters, not less than ninety nor more than one hundred twenty calendar days prior to the first anniversary date of the preceding year’s annual meeting subject to certain exceptions provided in the Bylaws. Based on the current date of the 2021 Annual Meeting, a proposal for the 2022 annual meeting of stockholders must be delivered no earlier than October 1, 2021 or later than October 31, 2021 to be timely subject to certain exceptions provided in the Bylaws. The Company reserves the right to exercise discretionary voting authority on a proposal to be brought before the 2022 annual meeting of stockholders if the Company is not notified by the advance notice deadlines set forth above of the proposal.

DIRECTORS’ ATTENDANCE AT ANNUAL STOCKHOLDERS MEETINGS

The Company invites its Board members to attend its annual stockholders meetings and requires that they make every effort to attend these meetings absent an unavoidable and irreconcilable conflict.

STOCKHOLDER COMMUNICATIONS

Any security holder of the Company wishing to communicate with the Board may write to the Board at Kura Sushi USA, Inc. at 17461 Derian Avenue, Suite 200, Irvine, California 92614, or by email at investor@kurausa.com. The Secretary will maintain a log of such communications and transmit as soon as practicable such communications to the identified director addressee, unless there are safety or security concerns that mitigate against further transmission of the communication, as determined by the Secretary. The Board or individual directors so addressed will be advised of any communication withheld for safety or security reasons as soon as practicable.

OTHER BUSINESS

The Board does not presently intend to bring any other business before the Annual Meeting, and, to the knowledge of the Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of the Annual Meeting. As to any business that may properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage paid envelope, or vote via the Internet or by telephone, so that your shares may be represented at the meeting.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. We make available free of charge on or through our Internet website, www.kurasushi.com, our reports and other information filed with or furnished to the SEC and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The SEC’s Internet website, www.sec.gov, also contains reports, proxy statements and other information about issuers, like us, who file electronically with the SEC.

WE WILL PROVIDE, WITHOUT CHARGE, ON THE WRITTEN REQUEST OF ANY STOCKHOLDER, A COPY OF OUR 2020 ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES REQUIRED TO BE FILED WITH THE SEC PURSUANT TO RULE 13A-1. STOCKHOLDERS SHOULD DIRECT SUCH REQUESTS TO THE COMPANY’S SECRETARY AT 17461 DERIAN AVENUE, SUITE 200, IRVINE, CALIFORNIA 92614, OR BY EMAIL INVESTOR@KURAUSA.COM.

Annex A

KURA SUSHI USA, INC.

2018 INCENTIVE COMPENSATION PLAN

(As Amended and Restated As of ____, 2020)

KURA SUSHI USA, INC.

2018 INCENTIVE COMPENSATION PLAN

(As amended and restated as of ___, 2020)

KURA SUSHI USA, INC.

2018 INCENTIVE COMPENSATION PLAN

(AS AMENDED AND RESTATED AS OF ____, 2020)

1.Purpose.  The purpose of this KURA SUSHI USA, INC. 2018 INCENTIVE COMPENSATION PLAN (As Amended And Restated As Of ___, 2020) (the “Plan”) is effective as of ___, 2020 (the “Amendment Effective Date”) to assist KURA SUSHI USA, INC., a Delaware corporation (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s ~~shareholders~~stockholders, and providing such persons with performance incentives to expend their maximum efforts in the creation of ~~shareholder~~stockholder value.

2.Definitions.  For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a)“Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest relating to Shares or other property (including cash), granted to a Participant under the Plan.

(b)“Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c)“Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 9(b) hereof.  If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(d)“Beneficial Owner” and “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d‑3 under the Exchange Act and any successor to such Rule.

(e)“Board” means the Company’s Board of Directors.

(f)“Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement.  In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure or refusal by the Participant to perform his or her duties as reasonably assigned by the Company (or a Related Entity) and such failure or refusal is not cured to the reasonable satisfaction of the Company within fifteen (15) days after written notice thereof is delivered to the Participant by the Company (or a Related Entity), (ii) any material violation or breach by the Participant of any rules, regulations, policies, procedures or guidelines established by the Company (or a Related Entity) from time to time and such violation or breach is not cured to the reasonable satisfaction of the Company within fifteen (15) days after written notice thereof is delivered to the Participant by

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the Company (or a Related Entity), (iii) any material violation or breach by the Participant of any agreement entered into by and between the Participant and the Company (or a Related Entity) (including, without limitation, an employment agreement, nondisclosure and confidentiality agreement, non-competition agreement and/or non-solicitation agreement), and such violation or breach is not cured to the reasonable satisfaction of the Company within the time period, if any, set forth in such agreement for the cure thereof, provided that such time period shall in no case be less than fifteen (15) days, (iv) any act of the Participant which could be expected to materially injure the business, business relationships or reputation of the Company (or a Related Entity), (v) any material violation by the Participant of any legal duty owed to the Company (or a Related Entity) and such violation is not cured to the reasonable satisfaction of the Company within fifteen (15) days after written notice thereof is delivered to the Participant by the Company (or a Related  Entity), (vi) any act by the Participant of dishonesty or bad faith with respect to the Company (or a Related Entity), (vii) chronic addiction to alcohol, drugs or other similar substances, or (viii) the commission by the Participant of any felony. The good faith determination by the Committee of whether the Participant’s services were terminated by the Company (or a Related Entity) for “Cause” (whether under this Plan or any other applicable agreement to which the Participant is a party) shall be final and binding for all purposes hereunder.

(g)“Change in Control” means a Change in Control as defined in Section 8(b) of the Plan.

(h)“Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(i)“Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, or for any other reason determined by the Board, then the Board shall serve as the Committee.  In the event that the Company becomes a Publicly Held Corporation (as hereinafter defined), then the Committee shall consist of at least two directors, each of whom shall be (i) a “non-employee director” within the meaning of  Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) “Independent”, the failure of the Committee to be so comprised shall not invalidate any Award that otherwise satisfies the terms of the Plan.

(j)“Common Stock” means the Class A Common Stock, par value $0.001 per share, of the Company.

(k)“Consultant” means any consultant or advisor who is a natural person and who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company’s securities and (iii) otherwise qualifies as a de facto employee or consultant under the applicable rules of the Securities and Exchange Commission for registration of shares of stock on a Form S-8 registration statement.

(l)“Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider.  Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement).  An approved leave of absence shall include furlough, sick leave, military leave, or any other authorized personal leave.

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(m)“Director” means a member of the Board or the board of directors of any Related Entity.

(n)“Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(o)“Dividend Equivalent” means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(p)“Effective Date” means June 16, 2018, the effective date of the Plan, which ~~shall be~~was the date the Plan ~~is~~, prior to its 2020 amendment, was approved and adopted by the Board.

(q)“Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity.  The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options.  An Employee on leave of absence, including furlough, may, in the discretion of the Committee, be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(r)“Employee” means any person, including an officer or Director, who is an employee of the Company or any Subsidiary, or is a prospective employee of the Company or any Subsidiary (conditioned upon and effective not earlier than, such person becoming an employee of the Company or any Subsidiary).  The payment of a director’s fee by the Company or a Subsidiary shall not be sufficient to constitute “employment” by the Company.

(s)“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(t)“Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee.  Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date after which the Company is a Publicly Held Corporation shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date immediately preceding the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the Award is authorized by the Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(u)“Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement.  In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) a material breach by the Company (or a Related Entity) of its obligations to the Participant under his or her written employment, consulting or other agreement for the performance of services with the Company (or a Related Entity) (excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith); (ii) any material reduction of the Participant’s base salary or consulting fees during the term of the Participant’s services with the Company (or a Related Entity) other than as agreed to by the Participant or in connection with an across the Board salary reduction for the Company’s management team; or (iii) the Company’s or Related Entity’s requiring the Participant to be based at any office or location outside of a fifty (50) mile radius from the

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location(s) of the Participant’s employment or service as identified and set forth in the Participant’s employment, consulting or other similar agreement with the Company or a Related Entity without the consent of the Participant.  Notwithstanding the foregoing, Good Reason shall not be deemed to exist unless the Participant shall provide notice of the existence of an event constituting Good Reason within ninety (90) days of Participant’s knowledge of the existence such event and afford the Company thirty (30) days to cure such event, if curable.

(v)“Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(w)“Independent” when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market.

(x)“Listing Market” means the national securities exchange on which any securities of the Company are listed for trading, and if not listed for trading, by the rules of the Nasdaq Stock Market.

(y)“Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(z)“Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(aa)“Other Stock-Based Awards” means Awards granted to a Participant under Section 56(i) hereof.

(bb)“Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(cc)“Performance Award” means any Award of Performance Shares or Performance Units granted pursuant to Section 6(h) hereof.

(dd)“Performance Period” means that period established by the Committee at the time any Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(ee)“Performance Share” means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(ff)“Performance Unit” means any grant pursuant to Section 6(h) hereof of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(gg)“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(hh)“Publicly Held Corporation” shall mean a company that has issued securities under an initial public offering under the Exchange Act and is traded on at least one Listing Market.

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(ii)“Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Board, in which the Company  or a Subsidiary holds a  substantial ownership interest, directly or indirectly.

(jj)“Restricted Stock” means any Share issued with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(kk)“Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(ll)“Restricted Stock Unit” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares or a combination thereof, at the end of a specified deferral period.

(mm)“Restricted Stock Unit Award” means an Award of Restricted Stock Unit granted to a Participant under Section 6(e) hereof.

(nn)“Restriction Period” means the period of time specified by the Committee that Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose.

(oo)“Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(pp)“Shares” means the shares of Common Stock, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 9(c) hereof.

(qq)“Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(rr)“Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of fifty percent (50~~%~~%) or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive fifty percent (50~~%~~%) or more of the distribution of profits or fifty percent (50~~%~~%) or more of the assets on liquidation or dissolution, or any other corporation or other entity that is an affiliate, as that term is defined in Rule 405 of under the Securities Act of 1933, controlled by the Company directly, or indirectly, through one or more intermediaries.

(ss)“Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company (i) acquired by the Company or any Related Entity, (ii) which becomes a Related Entity after the date hereof, or (iii) with which the Company or any Related Entity combines.

3.Administration.

(a)Authority of the Committee.  The Plan shall be administered by the Committee; provided, however, that except as otherwise expressly provided in this Plan, the Board may exercise any power or authority granted to the Committee under this Plan and in that case, references herein shall be deemed to include references to the Board.  The Committee shall have full and final authority, subject to and consistent with the provisions of

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the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan.  In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants.  Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Subsidiary or any Participant or Beneficiary, or any transferee under Section 9(b) hereof or any other person claiming rights from or through any of the foregoing persons or entities.

(b)Manner of Exercise of Committee Authority.  In the event that the Company becomes a Publicly Held Corporation, the Committee, and not the Board, shall exercise sole and exclusive discretion (i) on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act, and (ii) with respect to any Award to an Independent Director.  Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Eligible Persons, Participants, Beneficiaries, transferees under Section 9(b) hereof or other persons claiming rights from or through a Participant, and ~~shareholders~~stockholders.  The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.  The Committee may delegate to members of the Board, or officers or managers (including, without limitation, human resources managers and/or directors) of the Company or any Related Entity, or committees thereof, the authority, subject to such terms and limitations as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company.  The Committee may appoint agents to assist it in administering the Plan.

(c)Limitation of Liability.  The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan.  Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4.Shares Subject to Plan.

(a)Limitation on Overall Number of Shares Available for Delivery Under Plan.  Subject to adjustment as provided in Section 9(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be ~~1,400,000~~1,350,000 shares of Common Stock.  Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b)Application of Limitation to Grants of Awards~~..~~.  No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards.  The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the

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number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c)Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i)If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject, shall, to the extent of such forfeiture, expiration, termination, non-issuance or cash settlement, again be available for delivery with respect to Awards under the Plan, subject to Section 4(c)(iv) below.

(ii)Notwithstanding the foregoing, the following Shares shall not be available for future grant: (A) Shares tendered or withheld in payment of the exercise price of an Option or other Award, and (B) Shares withheld by the Company or otherwise received by the Company to satisfy tax withholding obligations in connection with an Award. In addition, all Shares covered by a Stock Appreciation Right (including Shares subject to a stock-settled Stock Appreciation Right that were issued upon the net settlement or net exercise of such Stock Appreciation Right) shall be counted against the number of Shares available for issuance under the Plan.

(iii)Substitute Awards shall not reduce the Shares authorized for delivery under the Plan or authorized for delivery to a Participant in any period.  Additionally, in the event that an entity acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by its ~~shareholders~~stockholders and not adopted in contemplation of such acquisition or combination, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan if and to the extent that the use of such Shares would not require approval of the Company’s ~~shareholders~~stockholders under the rules of the Listing Market.  Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

(iv)Any Share that again becomes available for delivery pursuant to this Section 4(c)~~4~~(iv) shall be added back as one (1) Share.

(v)Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 9(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of the Incentive Stock Options shall be ~~1,400,000~~1,350,000 Shares.  In no event shall any Incentive Stock Options be granted under the Plan after the tenth anniversary of the ~~date on which the Board adopts the Plan~~Effective Date.

(vi)Notwithstanding anything in this Section 4 to the contrary, but subject to adjustment as provided in Section 9(c) hereof, in any fiscal year of the Company during any part of which the Plan is in effect, no Participant who is a Director but is not also an Employee or Consultant may be granted any Awards that have a “fair value” as of the date of grant, as determined in accordance with FASB ASC Topic 718 (or any other applicable accounting guidance), that exceeds $100,000 in the aggregate.

5.Eligibility.  Awards may be granted under the Plan only to Eligible Persons.

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6.Specific Terms of Awards. Awards may be granted on the terms and conditions set forth in this Section 6.

(a)~~General.  Awards may be granted on the terms and conditions set forth in this Section 5.  In addition, the~~General.  (i) The Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award.  Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan.  Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Delaware law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(ii)  As specified in Section 9(f) and except as provided in Section 9(c), the Committee may not, without the prior approval of the Company’s stockholders, re-price any previously granted “underwater” Option or Stock Appreciation Right by (aa) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (bb) canceling the Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price, or (B) Restricted Stock, Restricted Stock Units, or Other Stock-Based Award in exchanges; or (cc) cancelling or repurchasing the Options or Stock appreciation Rights for cash or other securities. An Option or Stock Appreciation Right shall be deemed “underwater” at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.

(iii) Except as otherwise provided in this Section 6(a)(iii), no Award shall be granted with terms providing for any right of vesting, exercise or lapse of vesting requirements earlier than a date that is at least one (1) year following the date of grant (or, in the case of vesting based upon performance objectives, exercise and vesting restrictions cannot lapse earlier than the one (1) year anniversary measured from the date of the commencement of the period over which performance is measured). Notwithstanding the foregoing, the following Awards that do not comply with the one (1) year minimum vesting and exercise requirements may be granted: (aa) Substitute Awards; (bb) any Awards the Committee may grant up to a maximum of five percent (5%) of the aggregate number of Shares available for issuance under the Plan (for purposes of counting Shares against the five percent (5%) limitation, the Share counting rules under Section 4 shall apply); and (cc) Awards granted to Directors who are not Employees so long as the Awards provide for a right of exercise or lapse of any vesting obligations no earlier than the next annual stockholder meeting date following the grant date, so long as the next annual stockholder meeting date is at least fifty (50) weeks after the immediately preceding annual stockholder meeting date.

(b)Options.  The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i)Exercise Price.  Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option.  If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the

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extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted.

(ii)Time and Method of Exercise.  The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method by which notice of exercise is to be given and the form of exercise notice to be used, the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of Section 13(k) of the Exchange Act, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii)Form of Settlement.  The Committee may, in its sole discretion, provide that the Shares to be issued upon exercise of an Option shall be in the form of Restricted Stock or other similar securities.

(iv)Incentive Stock Options.  The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code.  Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification.  Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A)

the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five (5) years from the date of grant;

(B)

the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000; and

(C)

if Shares acquired by exercise of an Incentive Stock Option are disposed of within two (2) years following the date the Incentive Stock Option is granted or one year following the transfer of such Shares to the Participant upon exercise, the

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Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

(c)Stock Appreciation Rights.  The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i)Right to Payment.  A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee.  The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right.

(ii)Other Terms.  The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii)Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option.  Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option.  In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

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(d)Restricted Stock Awards.  The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i)Grant and Restrictions.  Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan during the Restriction Period.  The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.  The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter.  Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a ~~shareholder~~stockholder, including the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee).  During the period that the Restricted Stock Award is subject to a risk of forfeiture, subject to Section 9(b) below and except as otherwise provided in the Award Agreement, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or Beneficiary.

(ii)Forfeiture.  Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii)Certificates for Stock.  Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine.  If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv)Dividends and Splits.  As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan, or except as otherwise provided in the last sentence of Section 6(h) hereof, may require that payment be delayed (with or without interest at such rate, if any, as the Committee shall determine) and remain subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such cash dividend is payable, in each case in a manner that does not violate the requirements of Section 409A of the Code.  Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed. Notwithstanding the foregoing, dividend amounts with respect to any Shares of Restricted Stock shall be accrued and not paid to a Participant until all conditions or restrictions relating to such Shares of Restricted Stock have been satisfied.

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(e)Restricted Stock Unit Award.  The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:

(i)Award and Restrictions.  Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant in a manner that does not violate the requirements of Section 409A of the Code).  In addition, a Restricted Stock Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at other specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine.  A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter.  Prior to satisfaction of a Restricted Stock Unit Award, a Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership.  Prior to satisfaction of a Restricted Stock Unit Award, except as otherwise provided in an Award Agreement and as permitted under Section 409A of the Code, a Restricted Stock Unit Award may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant or any Beneficiary.

(ii)Forfeiture.  Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant’s Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by resolution or other action or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.

(iii)Dividend Equivalents.  ~~Unless otherwise determined by the Committee at the date of grant, and except~~Except as otherwise provided in the last sentence of Section ~~5(h)~~6(h) hereof, any Dividend Equivalents that are granted with respect to any Restricted Stock Unit Award shall be ~~either (A) paid with respect to such Restricted Stock Unit Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B)~~ deferred with respect to such Restricted Stock Unit Award and the amount or value thereof automatically deemed reinvested in additional Restricted Stock Units, other Awards or other investment vehicles, as the Committee shall determine ~~or permit the Participant to elect.  The applicable Award Agreement shall specify whether any Dividend Equivalents shall be paid at the dividend payment date, deferred or deferred at the election of the Participant.  If the Participant may elect to defer the Dividend Equivalents, such election shall be made within 30 days after the grant date of the Restricted Stock Unit Award, but in no event later than 12 months before the first date on which any portion of such Restricted Stock Unit Award vests (or at such other times prescribed by the Committee as shall not result in a violation of Section 409A of the Code).~~, and paid and settled upon settlement of the Restricted Stock Unit Award as provided in Section 6(g)(i) hereof.

(f)Bonus Stock and Awards in Lieu of Obligations.  The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act.  Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

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(g)Dividend Equivalents.  The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments.  Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. Section 6(g)(ii) shall apply to Dividend Equivalents on Awards Restricted Stock Units. Except as otherwise provided in the last sentence of Section ~~5(h)~~6(h) hereof, the Committee ~~may~~shall provide that Dividend Equivalents shall be paid or distributed ~~when accrued or at some later date~~to the Participant when the restrictions applicable thereto have been satisfied, or whether such Dividend Equivalents shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.  Any such determination by the Committee shall be made at the grant date of the applicable Award.  Notwithstanding the foregoing, (i) Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited, and (ii) Dividend Equivalents with respect to any Shares underlying any Award shall be accrued but not paid to a Participant until all conditions or restrictions relating to such Award have been satisfied.

(h)Performance Awards.  The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee.  The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than twelve (12) months nor longer than five (5) years.  Except as provided in Section 8 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period.  The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon any other criteria that the Committee, in its sole discretion, shall determine should be used for that purpose.  The amount of the Award to be distributed shall be conclusively determined by the Committee.  Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis in a manner that does not violate the requirements of Section 409A of the Code.

(i)Other Stock-Based Awards.  The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan.  Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan.  Except as otherwise provided in the last sentence of Section ~~5(h)~~6(h) hereof, the Committee shall determine the terms and conditions of such Awards.  Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section ~~5(i)~~6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of the Sarbanes Oxley Act of 2002, as amended, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

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7.Certain Provisions Applicable to Awards.

(a)Stand-Alone, Additional, Tandem, and Substitute Awards.  Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity.  Such additional, tandem, and substitute or exchange Awards may be granted at any time.  If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award.  In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), provided that any such determination to grant an Award in lieu of cash compensation must be made in a manner intended to be exempt from or comply with Section 409A of the Code.

(b)Term of Awards.  The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten (10) years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(c)Form and Timing of Payment Under Awards; Deferrals.  Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided that any determination to pay in installments or on a deferred basis shall be made by the Committee at the date of grant.  Any installment or deferral provided for in the preceding sentence shall, however, subject to the terms of the Plan, be subject to the Company’s compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, the rules and regulations adopted by the Securities and Exchange Commission thereunder, and all applicable rules of the Listing Market, and in a manner intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code.  Subject to Section 7(e) of this Plan, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the sole discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control).  Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price.  Installment or deferred payments may be required by the Committee (subject to Section 7(e) of this Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee.  The acceleration of the settlement of any Award, and the payment of any Award in installments or on an deferred basis, all shall be done all in a manner that is intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code.  The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d)Exemptions from Section 16(b) Liability.  If the Company becomes a Publicly Held Corporation, it is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant).  Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of

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Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e)Code Section 409A.

(i)The Award Agreement for any Award that the Committee reasonably determines to constitute a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), and the provisions of the Section 409A Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A of the Code, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(ii)If any Award constitutes a Section 409A Plan, then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A)

Payments under the Section 409A Plan may be made only upon (~~u~~aa) the Participant’s “separation from service”, (~~v~~bb) the date the Participant becomes “disabled”, (~~w~~cc) the Participant’s death, (~~x~~dd) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (~~y~~ee) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (~~z~~ff) the occurrence of an “unforeseeable emergency”;

(B)

The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C)

Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D)

In the case of any Participant who is “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six (6) months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

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(iii)Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A of the Code, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A of the Code.

8.Change in Control.

(a)Effect of “Change in Control.”  If and only to the extent provided in any employment or other agreement between the Participant and the Company or any Related Entity, or in any Award Agreement, or to the extent otherwise determined by the Committee in its sole discretion and without any requirement that each Participant be treated consistently, upon the occurrence of a “Change in Control,” as defined in Section 8(b):

(i)Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control~~, shall~~ shall (aa) if not assumed or substituted in connection with the Change in Control, become immediately vested and exercisable, subject to applicable restrictions set forth in Section 9(a) hereof, and (bb) if assumed and substituted in connection with a Change in Control, shall become (to the extent not previously vested pursuant to the terms of the Award Agreement) fully vested and exercisable, subject to applicable restrictions set forth in Section 9(a) hereof, upon the date of the Participant’s termination of employment without Cause or for Good Reason during the twenty-four (24) month period following the date of the Change in Control.

(ii)Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Restricted Stock Unit Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall (aa) if not assumed or substituted in connection with the Change in Control, lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, and (bb) if assumed and substituted in connection with the Change in Control, lapse and such Awards shall become (to the extent not previously vested pursuant to the terms of the Award Agreement) fully vested on the date of the Participant’s termination of employment without Cause or for Good Reason during the twenty-four (24) month period following the date of the Change in Control, in each case except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 9(a) hereof.

(iii)With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, consider such Awards to have been earned and payable based on achievement of performance goals or based upon target performance (either in full or pro-rata based on the portion of the Performance Period completed as of the Change in Control).

(b)Definition of “Change in Control”.  Unless otherwise specified in any employment or other agreement for services between the Participant and the Company or any Subsidiary, or in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i)Approval by the Board of a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than fifty percent (50~~%~~%) of the capital stock in the Company, in substantially the same proportions as their ownership immediately prior to such reorganization, merger, consolidation or other transaction, or a liquidation or dissolution of the Company or the sale of all or

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substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned);

(ii)The acquisition (other than from the Company) by any person, entity or “group”, within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of more than fifty percent (50~~%~~%) of either the then outstanding capital stock of the Company (hereinafter referred to as the ownership of a “Controlling Interest”) excluding, for this purpose, any acquisitions by (~~1~~A) the Company, (~~2~~B) any person, entity or “group” that as of the date on which the Awards are granted owns beneficial ownership (within the meaning of Rule 13(d)(3) promulgated under the Securities Exchange Act) of a Controlling Interest, or (~~3~~C) any employee benefit plan of the Company; or

(iii)Any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by the person or persons), outside of the ordinary course of business, substantially all of the assets of the Company immediately prior to such acquisition or acquisitions.

9.General Provisions.

(a)Compliance With Legal and Other Requirements.  The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Listing Market, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b)Limits on Transferability; Beneficiaries.  No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon), are by gift or pursuant to a domestic relations order, and are to a “Permitted Assignee” that is a permissible transferee under the applicable rules of the Securities and Exchange Commission for registration of shares of stock on a Form S-8 registration statement.  For this purpose, a “Permitted Assignee” shall mean (i) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or ~~shareholders~~stockholders, or (iv) a foundation in which any person or entity designated in clauses (i), (ii) or (iii) above control the management of assets.  A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

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(c)Adjustments.

(i)Adjustments to Awards.  In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer, then the Committee shall, in such manner as it may deem appropriate and equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (C) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (D) any other aspect of any Award that the Committee determines to be appropriate.

(ii)Other Adjustments.  The Committee and/or the Board is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Awards subject to satisfaction of performance goals, or performance goals and conditions relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant.

(d)Award Agreements.  Each Award Agreement shall either be (~~a~~i) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (~~b~~ii) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require.  The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company.  The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.

(e)Taxes.  The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award.  This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.  The amount of withholding tax paid with respect to an Award by the withholding of Shares otherwise deliverable pursuant to the Award or by delivering Shares already owned shall not exceed the minimum statutory withholding required with respect to that Award.

(f)Changes to the Plan and Awards.  The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of ~~shareholders~~stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s ~~shareholders~~stockholders not later than the annual meeting next following such Board action if such ~~shareholder~~stockholder approval is required by any federal or state law or regulation

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(including, without limitation, Rule 16b-3) or the rules of the Listing Market, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to ~~shareholders~~stockholders for approval; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under the terms of any previously granted and outstanding Award.  The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan; provided that, except as otherwise permitted by the Plan or Award Agreement, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under terms of such Award.  Notwithstanding anything to the contrary, the Committee shall not be authorized to amend any outstanding Option and/or Stock Appreciation Right to reduce the exercise price or grant price without the prior approval of the ~~shareholders~~stockholders of the Company.  In addition, the Committee shall not be authorized to cancel outstanding Options and/or Stock Appreciation Rights replaced with Awards having a lower exercise price without the prior approval of the ~~shareholders~~stockholders of the Company.

(g)Limitation on Rights Conferred Under Plan.  Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a ~~shareholder~~stockholder of the Company or any Related Entity including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of ~~shareholders~~stockholders or any right to receive any information concerning the Company’s or any Related Entity’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company or any Related Entity in accordance with the terms of an Award.  None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company in accordance with the terms of an Award.  Neither the Company, nor any Related Entity, nor any of the their respective officers, directors, representatives or agents is granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(h)Unfunded Status of Awards; Creation of Trusts.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation.  With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company or Related Entity that issues the Award; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the obligations of the Company or Related Entity under the Plan.  Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.  The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(i)Nonexclusivity of the Plan.  Neither the adoption of the Plan by the Board nor its submission to the ~~shareholders~~stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem.

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(j)Payments in the Event of Forfeitures; Fractional Shares.  Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration.  Fractional Shares may be issued or delivered pursuant to the Plan or any Award.

(k)Clawback and Recapture.  Awards under the Plan will be subject to any clawback or recapture policy that the Company may adopt from time to time in response Section 10D of the Exchange Act or otherwise, whether or not based on an incorrect determination that financial or other criteria were met, and shall include the requirement that Awards be repaid to the Company after they have been paid or distributed.

(l)Governing Law.  Except as otherwise provided in any Award Agreement, the validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.

(m)Non-U.S. Laws.  The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(n)Construction and Interpretation.  Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender. Headings of Articles and Sections hereof are inserted for convenience and reference and constitute no part of the Plan.

(o)Severability.  If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

(p)Plan Effective Date and ~~Shareholder~~Stockholder Approval; Termination of Plan.  The Plan shall become effective on the Effective Date, subject to subsequent approval, within twelve (12) months of its adoption by the Board, by ~~shareholders~~stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Section 422, Rule 16b-3 under the Exchange Act (if applicable), applicable  requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan.  The Plan shall terminate at the earliest of (~~a~~i) such time as no Shares remain available for issuance under the Plan, (~~b~~ii) termination of this Plan by the Board, or (~~c~~iii) the tenth anniversary of the Effective Date.  Awards outstanding upon expiration of the Plan shall remain in effect until they have been exercised or terminated, or have expired.

* * *

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KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000477163_1 R1.0.1.18 KURA SUSHI USA, INC 17461 DERIAN AVE, SUITE 200 IRVINE, CA 92614 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 01/28/2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/KRUS2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 01/28/2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees For Against Abstain 1a. Shintaro Asako 1b. Kim Ellis 1c. Seitaro Ishii 1d. Hiroyuki Okamoto 1e. Hajime Uba The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending on August 31, 2021 3. To approve the proposed amendments to the Company's 2018 Incentive Compensation Plan, as more fully described in the accompanying Proxy Statement NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000477163_2 R1.0.1.18 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Form 10-K and Notice and Proxy Statement are available at www.proxyvote.com KURA SUSHI USA, INC Annual Meeting of Stockholders January 29, 2021 10:00 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Hajime Uba and Steven H. Benrubi, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of KURA SUSHI USA, INC that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/KRUS2021 at 10:00 AM Pacific Time, on January 29, 2021 and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side